UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-04367

    Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

    One Financial Center, Boston, Massachusetts 02111

(Address of principal executive offices) (Zip code)

    James R. Bordewick, Jr., Esq.

    Columbia Management Advisors, LLC

    One Financial Center

    Boston, MA 02111

(Name and address of agent for service)

Registrant’s telephone number, including area code:     1-617-426-3750

Date of fiscal year end:     June 30

Date of reporting period:     December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Semiannual Report

December 31, 2009

Columbia Small Cap Value Fund I

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this shareholder report detailing your fund’s performance, portfolio holdings and financial statements. We hope this information is helpful in monitoring your investments as we work through these challenging economic times. We recognize that you have entrusted us with your money and want you to know that our professional investment teams work to interpret the latest economic and market trends with the goal of optimizing portfolio construction for our clients.

The first half of 2009 was defined by extremes. The multi-year lows we witnessed in the early months gave way to a stunning rally for the U.S. financial markets into the fourth quarter of 2009. A global market rebound may be underway, thanks to the massive fiscal and aggressive monetary policies of governments around the world. The S&P 500 Index1 was up 15.61% in the third quarter and 6.04% in the fourth quarter. We believe this challenging economic environment makes it even more important to work with professional money managers while continuing to invest for life events like retirement, college planning, home improvements and career changes.

Retirement income planning has become an increasingly significant focus in the lives of millions of Americans. Recent economic conditions make it even more important to manage short-term obligations such as mortgages, monthly bills and credit card debt while also taking the steps necessary to prepare for or maximize retirement benefits. Better nutrition and medical services can result in U.S. citizens living longer, healthier lives. This means the risk of outliving one’s assets in retirement is very real without proper planning. Financial security and retirement planning is an ongoing process that requires active management of your savings, investments and risks. We encourage you to review your retirement plan regularly so you’ll be better able to meet your retirement needs in the future.

We recognize that economic uncertainty creates great challenges for many investors. Our professional investment teams work diligently to help investors navigate through difficult markets. Thank you for your business and for the opportunity to work together towards your investment goals.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

On September 29, 2009, Bank of America, N.A. entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC. Please see Note 4 of the Notes to Financial Statements for additional information.

Past performance is no guarantee of future results.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Fund Profile – Columbia Small Cap Value Fund I

Summary

■

For the six-month period that ended December 31, 2009, the fund’s Class A shares returned 23.84% without sales charge. The fund’s benchmark, the Russell 2000 Value Index[1], returned 27.15% and the average fund in its peer group, the Lipper Small-Cap Value Funds Classification[2], returned 26.36%. In an environment that was generally positive for all segments of the stock market, the fund delivered strong absolute returns. However, its focus on high-quality, small-cap companies with strong balance sheets, healthy cash flows and attractive stock valuations accounted for its shortfall relative to these comparative measures, as investors favored speculative names with characteristics that we tend to avoid. Stock selection had mixed results for the portfolio.

■

Gains among the fund’s consumer discretionary holdings were fueled by an overweight in specialty retailers and solid returns from leisure equipment stocks, including Brunswick (0.4% of net assets), a boat builder that rallied sharply after successfully surviving the economic downturn. However, the fund missed out on some gains from lower-quality auto and media stocks, which rallied sharply. An overweight in higher-quality restaurants, including Benihana (0.2% of net assets), further detracted from comparative results, as people cut back on eating out. The fund’s materials stocks posted very strong returns, led by Clearwater Paper, a private-label tissue paper company that rallied sharply after being spun out by a real estate investment trust (REIT). Clearwater was gone from the portfolio by period end. Health care returns were positive, but hampered by a few detractors, including Medcath (0.3% of net assets), a specialty hospital company whose prospects weakened. In financials, regional banks, including First Commonwealth Financial (0.5% of net assets), modestly undermined results, as rising credit costs pressured profits.

■

We expect lethargic economic growth in 2010 and have positioned the fund accordingly. Late in 2009, we took some profits in consumer discretionary, energy and REIT holdings and added to sectors with less sensitivity to the economy, including health care and utilities, which lagged in the recent rally. Looking ahead, we plan to focus on small-cap companies that we believe can gain market share, step up dividend payments or yield to stronger players through mergers and acquisitions. By targeting companies with strong balance sheets, healthy cash flows and attractive stock valuations, we believe we can find companies that meet these criteria.

Portfolio Management

Stephen D. Barbaro has managed or co-managed the fund since 2002 and has been associated with advisor or its predecessors since 1976.

Jeremy Javidi has co-managed the fund since 2005 and has been associated with the advisor or its predecessors since 2000.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. The price of the company’s stock may not approach the value the advisor has placed on it.

[1]

The Russell 2000 Value Index tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 12/31/09

+23.84% Class A shares (without sales charge)

+27.15% Russell 2000 Value Index

Morningstar Style Box™

Equity Style

The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend or growth). Information shown is based on the most recent data provided by Morningstar.

1

Performance Information – Columbia Small Cap Value Fund I

Annual operating expense ratio (%)*

Class A	1.33
Class B	2.08
Class C	2.08
Class Y	0.90
Class Z	1.08

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 12/31/09 ($)
Class A	36.09
Class B	29.49
Class C	31.20
Class Y	37.82
Class Z	37.81

Distributions declared per share

07/01/09 - 12/31/09 ($)
Class A	0.18
Class B	0.07
Class C	0.07
Class Y	0.24
Class Z	0.22

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 01/01/00 – 12/31/09 ($)

Sales charge	without	with
Class A	22,113	20,841
Class B	20,490	20,490
Class C	20,490	20,490
Class Y	22,714	n/a
Class Z	22,690	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia Small Cap Value Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 12/31/09 (%)

Share class	A		B		C		Y	Z
Inception	07/25/86		11/09/92		01/15/96		07/15/09	07/31/95
Sales charge	without	with	without	with	without	with	without	without
6-month (cumulative)	23.84	16.72	23.36	18.36	23.34	22.34	24.09	23.96
1-year	24.44	17.28	23.52	18.52	23.49	22.49	24.87	24.74
5-year	1.77	0.58	1.02	0.72	1.01	1.01	2.05	2.03
10-year	8.26	7.62	7.44	7.44	7.44	7.44	8.55	8.54

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class Y shares include the returns for Class Z shares for the periods prior to July 15, 2009, the date on which Class Y shares were initially offered by the fund. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares. If differences in expenses had been reflected, the returns for Class Y shares shown would be higher.

2

Understanding Your Expenses – Columbia Small Cap Value Fund I

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

07/01/09 – 12/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)			Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,238.40	1,018.65	7.33		6.61	1.30
Class B	1,000.00	1,000.00	1,233.60	1,014.87	11.54		10.41	2.05
Class C	1,000.00	1,000.00	1,233.40	1,014.87	11.54		10.41	2.05
Class Y*	1,000.00	1,000.00	1,201.80	1,020.87	4.41	**	4.38	0.86
Class Z	1,000.00	1,000.00	1,239.60	1,019.91	5.93		5.35	1.05
*	Class Y shares commenced operations on July 15, 2009.

**	For the period July 15, 2009 through December 31, 2009.

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Investment Portfolio – Columbia Small Cap Value Fund I

December 31, 2009 (Unaudited)

Common Stocks – 99.2%

	Shares	Value ($)
Consumer Discretionary – 10.4%
Diversified Consumer Services – 0.8%
Regis Corp.	354,456	5,518,880
Sotheby’s	204,910	4,606,377

Diversified Consumer Services Total		10,125,257

Hotels, Restaurants & Leisure – 1.7%
Benihana, Inc., Class A (a)	641,417	2,430,971
Bob Evans Farms, Inc.	233,621	6,763,328
CEC Entertainment, Inc. (a)	142,770	4,557,218
Jack in the Box, Inc. (a)	196,270	3,860,631
Red Robin Gourmet Burgers, Inc. (a)	218,671	3,914,211

Hotels, Restaurants & Leisure Total		21,526,359

Household Durables – 1.1%
American Greetings Corp., Class A	216,330	4,713,830
Cavco Industries, Inc. (a)	135,177	4,855,558
CSS Industries, Inc.	251,352	4,886,283

Household Durables Total		14,455,671

Leisure Equipment & Products – 0.7%
Brunswick Corp.	371,093	4,716,592
JAKKS Pacific, Inc. (a)	327,560	3,970,027

Leisure Equipment & Products Total		8,686,619

Media – 0.4%
Scholastic Corp.	185,450	5,531,974

Media Total		5,531,974

Specialty Retail – 4.8%
America’s Car-Mart, Inc. (a)	207,590	5,465,845
AnnTaylor Stores Corp. (a)	504,151	6,876,620
Christopher & Banks Corp.	638,270	4,863,617
Finish Line, Inc., Class A	465,790	5,845,664
Foot Locker, Inc.	444,225	4,948,667
Men’s Wearhouse, Inc.	275,025	5,792,026
OfficeMax, Inc. (a)	475,810	6,038,029
Pacific Sunwear of California, Inc. (a)	2,124,016	8,453,584
Rent-A-Center, Inc. (a)	426,334	7,554,638
Shoe Carnival, Inc. (a)	282,489	5,782,550

Specialty Retail Total		61,621,240

Textiles, Apparel & Luxury Goods – 0.9%
Movado Group, Inc.	385,219	3,744,329
Phillips-Van Heusen Corp.	101,141	4,114,416
Wolverine World Wide, Inc.	138,630	3,773,508

Textiles, Apparel & Luxury Goods Total		11,632,253

Consumer Discretionary Total		133,579,373

	Shares	Value ($)
Consumer Staples – 2.7%
Food & Staples Retailing – 2.0%
Casey’s General Stores, Inc.	244,129	7,792,598
Ruddick Corp.	174,909	4,500,408
Spartan Stores, Inc.	223,934	3,200,017
Weis Markets, Inc.	260,449	9,469,926

Food & Staples Retailing Total		24,962,949

Food Products – 0.7%
Fresh Del Monte Produce, Inc. (a)	414,945	9,170,284

Food Products Total		9,170,284

Consumer Staples Total		34,133,233

Energy – 5.8%
Energy Equipment & Services – 3.0%
Dawson Geophysical Co. (a)	159,670	3,689,974
Gulf Island Fabrication, Inc.	249,300	5,242,779
Lufkin Industries, Inc.	67,549	4,944,587
Matrix Service Co. (a)	376,870	4,013,665
Patterson-UTI Energy, Inc.	292,230	4,485,730
T-3 Energy Services, Inc. (a)	197,230	5,029,365
TGC Industries, Inc. (a)	421,443	1,647,842
Tidewater, Inc.	126,860	6,082,937
Union Drilling, Inc. (a)	674,776	4,217,350

Energy Equipment & Services Total		39,354,229

Oil, Gas & Consumable Fuels – 2.8%
Berry Petroleum Co., Class A	162,960	4,750,284
Cimarex Energy Co.	90,870	4,813,384
Forest Oil Corp. (a)	160,450	3,570,012
Holly Corp.	207,809	5,326,145
Mariner Energy, Inc. (a)	388,460	4,510,021
Stone Energy Corp. (a)	355,680	6,420,024
Swift Energy Co. (a)	262,919	6,299,539

Oil, Gas & Consumable Fuels Total		35,689,409

Energy Total		75,043,638

Financials – 29.7%
Capital Markets – 2.2%
Federated Investors, Inc., Class B	140,519	3,864,272
Investment Technology Group, Inc. (a)	349,608	6,887,278
Mass Financial Corp., Class A (a)	287,990	2,678,307
optionsXpress Holdings, Inc.	250,290	3,866,980
Piper Jaffray Companies, Inc. (a)	121,852	6,166,930
Raymond James Financial, Inc.	208,448	4,954,809

Capital Markets Total		28,418,576

See Accompanying Notes to Financial Statements.

4

Columbia Small Cap Value Fund I

December 31, 2009 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Financials – (continued)
Commercial Banks – 6.6%
BancFirst Corp.	153,483	5,685,010
BancTrust Financial Group, Inc.	457,058	1,311,756
Bryn Mawr Bank Corp.	284,547	4,293,814
Chemical Financial Corp.	395,003	9,314,171
Columbia Banking System, Inc.	347,097	5,616,030
Community Trust Bancorp, Inc.	211,120	5,161,884
First Citizens BancShares, Inc., Class A	60,086	9,854,705
First Commonwealth Financial Corp.	1,284,446	5,972,674
First Financial Corp.	245,718	7,499,313
First National Bank of Alaska	2,036	3,512,100
Investors Bancorp, Inc. (a)	518,867	5,676,405
Merchants Bancshares, Inc.	254,206	5,755,224
Northfield Bancorp, Inc.	375,384	5,075,192
Northrim BanCorp, Inc.	306,766	5,178,210
West Coast Bancorp	371,670	780,507
Whitney Holding Corp.	542,712	4,944,106

Commercial Banks Total		85,631,101

Consumer Finance – 0.8%
Cash America International, Inc.	303,839	10,622,212

Consumer Finance Total		10,622,212

Diversified Financial Services – 0.6%
Medallion Financial Corp.	483,875	3,953,259
Pico Holdings, Inc. (a)	110,761	3,625,207

Diversified Financial Services Total		7,578,466

Insurance – 7.3%
American Safety Insurance Holdings Ltd. (a)	32,582	470,810
Baldwin & Lyons, Inc., Class B (b)	249,582	6,142,213
CNA Surety Corp. (a)	442,989	6,596,106
EMC Insurance Group, Inc.	275,199	5,919,530
FBL Financial Group, Inc. Class A	354,013	6,556,321
First Mercury Financial Corp.	469,565	6,437,736
Harleysville Group, Inc.	150,685	4,790,276
Horace Mann Educators Corp.	566,142	7,076,775
National Western Life Insurance Co., Class A	28,379	4,927,162
Navigators Group, Inc. (a)	128,551	6,056,038
RLI Corp.	111,100	5,916,075
Safety Insurance Group, Inc.	239,291	8,669,513
Stewart Information Services Corp.	367,620	4,146,754
United America Indemnity Ltd., Class A (a)	1,563,623	12,383,894
United Fire & Casualty Co.	416,144	7,586,305

Insurance Total		93,675,508

	Shares	Value ($)
Real Estate Investment Trusts (REITs) – 6.7%
DCT Industrial Trust, Inc.	1,238,339	6,216,462
DiamondRock Hospitality Co.	963,789	8,163,293
DuPont Fabros Technology, Inc.	225,040	4,048,470
Franklin Street Properties Corp.	543,500	7,940,535
Getty Realty Corp.	186,256	4,382,604
National Health Investors, Inc.	236,389	8,744,029
National Retail Properties, Inc.	387,380	8,220,203
Potlatch Corp.	308,632	9,839,188
Starwood Property Trust, Inc.	300,110	5,669,078
Sun Communities, Inc.	186,968	3,692,618
Sunstone Hotel Investors, Inc. (a)	784,486	6,966,236
Universal Health Realty Income Trust	202,333	6,480,726
Urstadt Biddle Properties, Inc., Class A	385,352	5,884,325

Real Estate Investment Trusts (REITs) Total		86,247,767

Real Estate Management & Development – 0.4%
Avatar Holdings, Inc. (a)	273,751	4,656,504
Maui Land & Pineapple Co., Inc. (a)	202,032	1,121,278

Real Estate Management & Development Total		5,777,782

Thrifts & Mortgage Finance – 5.1%
Bank Mutual Corp.	1,019,086	7,052,075
BankFinancial Corp.	611,565	6,054,494
Beneficial Mutual Bancorp, Inc. (a)	722,179	7,106,241
Brookline Bancorp, Inc.	726,779	7,202,380
Clifton Savings Bancorp, Inc.	457,105	4,283,074
ESSA Bancorp, Inc.	311,477	3,644,281
Home Federal Bancorp, Inc.	600,128	7,987,704
TrustCo Bank Corp. NY	638,774	4,024,276
United Financial Bancorp, Inc.	361,226	4,735,673
Washington Federal, Inc.	376,401	7,279,595
Westfield Financial, Inc.	770,566	6,357,169

Thrifts & Mortgage Finance Total		65,726,962

Financials Total		383,678,374

Health Care – 4.8%
Health Care Equipment & Supplies – 1.0%
Analogic Corp.	76,139	2,932,113
Cantel Medical Corp. (a)	196,371	3,962,767
Symmetry Medical, Inc. (a)	411,850	3,319,511
Young Innovations, Inc.	113,850	2,821,203

Health Care Equipment & Supplies Total		13,035,594

See Accompanying Notes to Financial Statements.

5

Columbia Small Cap Value Fund I

December 31, 2009 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Health Care – (continued)
Health Care Providers & Services – 3.8%
AmSurg Corp. (a)	196,627	4,329,726
Healthspring, Inc. (a)	469,734	8,272,016
Kindred Healthcare, Inc. (a)	352,681	6,510,491
Magellan Health Services, Inc. (a)	137,210	5,588,563
Medcath Corp. (a)	446,260	3,529,917
NovaMed, Inc. (a)	838,508	3,253,411
Owens & Minor, Inc.	98,710	4,237,620
Res-Care, Inc. (a)	478,138	5,355,146
Triple-S Management Corp., Class B (a)	253,650	4,464,240
U.S. Physical Therapy, Inc. (a)	199,416	3,376,113

Health Care Providers & Services Total		48,917,243

Health Care Total		61,952,837

Industrials – 17.8%
Aerospace & Defense – 1.6%
AAR Corp. (a)	218,975	5,032,045
Ceradyne, Inc. (a)	270,266	5,191,810
Esterline Technologies Corp. (a)	138,100	5,630,337
Ladish Co., Inc. (a)	343,100	5,173,948

Aerospace & Defense Total		21,028,140

Air Freight & Logistics – 0.2%
Pacer International, Inc. (a)	826,399	2,611,421

Air Freight & Logistics Total		2,611,421

Airlines – 0.6%
Skywest, Inc.	412,401	6,977,825

Airlines Total		6,977,825

Building Products – 1.2%
Ameron International Corp.	80,022	5,078,196
Builders FirstSource, Inc. (a)	254,814	981,034
Lennox International, Inc.	99,539	3,886,002
NCI Building Systems, Inc. (a)	422,591	764,890
Universal Forest Products, Inc.	142,991	5,263,499

Building Products Total		15,973,621

Commercial Services & Supplies – 2.2%
ABM Industries, Inc.	201,260	4,158,032
ATC Technology Corp. (a)	233,380	5,566,113
Consolidated Graphics, Inc. (a)	176,430	6,178,579
Ennis, Inc.	291,247	4,890,037
United Stationers, Inc. (a)	127,090	7,225,066

Commercial Services & Supplies Total		28,017,827

Construction & Engineering – 3.1%
Comfort Systems USA, Inc.	367,551	4,535,579
Dycom Industries, Inc. (a)	490,211	3,936,394

	Shares	Value ($)
EMCOR Group, Inc. (a)	327,190	8,801,411
KBR, Inc.	296,239	5,628,541
KHD Humboldt Wedag International Ltd. (a)	293,762	3,998,101
Layne Christensen Co. (a)	162,410	4,662,791
Pike Electric Corp. (a)	359,915	3,340,011
Sterling Construction Co., Inc. (a)	240,742	4,617,432

Construction & Engineering Total		39,520,260

Electrical Equipment – 1.9%
A.O. Smith Corp.	139,670	6,060,282
Acuity Brands, Inc.	127,330	4,538,041
Belden, Inc.	232,561	5,097,737
GrafTech International Ltd. (a)	597,636	9,293,240

Electrical Equipment Total		24,989,300

Machinery – 3.3%
Astec Industries, Inc. (a)	164,957	4,443,941
CIRCOR International, Inc.	165,730	4,173,081
EnPro Industries, Inc. (a)	248,752	6,569,540
FreightCar America, Inc.	188,011	3,728,258
Harsco Corp.	158,617	5,112,226
Kadant, Inc. (a)	292,660	4,670,854
LB Foster Co., Class A (a)	132,221	3,941,508
Mueller Industries, Inc.	212,820	5,286,449
Robbins & Myers, Inc.	191,180	4,496,554

Machinery Total		42,422,411

Professional Services – 1.5%
CDI Corp.	304,276	3,940,374
Kforce, Inc. (a)	284,734	3,559,175
Korn/Ferry International (a)	311,821	5,145,047
LECG Corp. (a)	907,251	2,712,680
Navigant Consulting, Inc. (a)	232,750	3,458,665

Professional Services Total		18,815,941

Road & Rail – 1.8%
Arkansas Best Corp.	131,600	3,872,988
Heartland Express, Inc.	269,674	4,117,922
Ryder System, Inc.	109,559	4,510,544
Werner Enterprises, Inc.	552,679	10,937,518

Road & Rail Total		23,438,972

Trading Companies & Distributors – 0.4%
Kaman Corp.	237,149	5,475,770

Trading Companies & Distributors Total		5,475,770

Industrials Total		229,271,488

See Accompanying Notes to Financial Statements.

6

Columbia Small Cap Value Fund I

December 31, 2009 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Information Technology – 13.9%
Communications Equipment – 2.5%
ADC Telecommunications, Inc. (a)	530,089	3,291,853
Anaren, Inc. (a)	293,050	4,410,403
Bel Fuse, Inc., Class B (b)	119,817	2,574,867
Black Box Corp.	195,369	5,536,757
Plantronics, Inc.	194,900	5,063,502
Symmetricom, Inc. (a)	685,110	3,562,572
Tekelec (a)	216,770	3,312,246
Tellabs, Inc. (a)	824,030	4,680,490

Communications Equipment Total		32,432,690

Computers & Peripherals – 0.4%
Adaptec, Inc. (a)	1,000,650	3,352,177
Electronics for Imaging, Inc. (a)	119,464	1,554,227

Computers & Peripherals Total		4,906,404

Electronic Equipment, Instruments & Components – 4.1%
Anixter International, Inc. (a)	162,940	7,674,474
Benchmark Electronics, Inc. (a)	482,261	9,119,556
Brightpoint, Inc. (a)	823,383	6,051,865
CPI International, Inc. (a)	335,899	4,447,303
CTS Corp.	425,757	4,095,782
Electro Scientific Industries, Inc. (a)	328,150	3,550,583
Littelfuse, Inc. (a)	146,161	4,699,076
Methode Electronics, Inc.	469,644	4,076,510
MTS Systems Corp.	187,114	5,377,656
NAM TAI Electronics, Inc. (a)	831,100	4,346,653

Electronic Equipment, Instruments & Components Total		53,439,458

Internet Software & Services – 0.5%
InfoSpace, Inc. (a)	382,930	3,281,710
United Online, Inc.	415,960	2,990,752

Internet Software & Services Total		6,272,462

IT Services – 1.6%
Acxiom Corp. (a)	384,200	5,155,964
CACI International, Inc., Class A (a)	120,820	5,902,057
CSG Systems International, Inc. (a)	261,779	4,997,361
MAXIMUS, Inc.	86,289	4,314,450

IT Services Total		20,369,832

Semiconductors & Semiconductor Equipment – 3.1%
Amkor Technology, Inc. (a)	592,390	4,241,513
ATMI, Inc. (a)	250,632	4,666,768
Cirrus Logic, Inc. (a)	669,720	4,567,491

	Shares	Value ($)
Fairchild Semiconductor International, Inc. (a)	475,465	4,749,895
Kulicke & Soffa Industries, Inc. (a)	616,748	3,324,272
MKS Instruments, Inc. (a)	222,152	3,867,666
OmniVision Technologies, Inc. (a)	408,017	5,928,487
Verigy Ltd. (a)	413,667	5,323,894
Zoran Corp. (a)	344,006	3,801,266

Semiconductors & Semiconductor Equipment Total		40,471,252

Software – 1.7%
Jack Henry & Associates, Inc.	129,500	2,994,040
Mentor Graphics Corp. (a)	626,796	5,534,609
Monotype Imaging Holdings, Inc. (a)	375,455	3,390,359
Parametric Technology Corp. (a)	241,190	3,941,044
Progress Software Corp. (a)	188,209	5,497,585

Software Total		21,357,637

Information Technology Total		179,249,735

Materials – 6.1%
Chemicals – 1.8%
Cytec Industries, Inc.	152,594	5,557,473
H.B. Fuller Co.	461,969	10,509,795
OM Group, Inc. (a)	240,799	7,558,681

Chemicals Total		23,625,949

Construction Materials – 0.3%
Eagle Materials, Inc.	135,131	3,520,163

Construction Materials Total		3,520,163

Containers & Packaging – 1.7%
Greif, Inc., Class A	93,056	5,023,163
Greif, Inc., Class B	234,227	11,746,484
Packaging Corp. of America	235,550	5,420,005

Containers & Packaging Total		22,189,652

Metals & Mining – 2.3%
Carpenter Technology Corp.	182,040	4,905,978
Harry Winston Diamond Corp.	502,936	4,782,921
Haynes International, Inc.	176,744	5,827,250
Olympic Steel, Inc.	210,709	6,864,899
RTI International Metals, Inc. (a)	289,021	7,274,659

Metals & Mining Total		29,655,707

Materials Total		78,991,471

See Accompanying Notes to Financial Statements.

7

Columbia Small Cap Value Fund I

December 31, 2009 (Unaudited)

Common Stocks (continued)

	Shares	Value ($)
Telecommunication Services – 1.3%
Diversified Telecommunication Services – 0.3%
Warwick Valley Telephone Co. (b)	321,947	4,201,408

Diversified Telecommunication Services Total		4,201,408

Wireless Telecommunication Services – 1.0%
NTELOS Holdings Corp.	371,120	6,613,359
Syniverse Holdings, Inc. (a)	336,850	5,888,138

Wireless Telecommunication Services Total		12,501,497

Telecommunication Services Total		16,702,905

Utilities – 6.7%
Electric Utilities – 3.0%
ALLETE, Inc.	231,590	7,568,361
El Paso Electric Co. (a)	369,198	7,487,336
Great Plains Energy, Inc.	244,501	4,740,874
Hawaiian Electric Industries, Inc.	172,951	3,614,676
Maine & Maritimes Corp.	68,050	2,368,140
MGE Energy, Inc.	199,464	7,128,843
UIL Holdings Corp.	209,076	5,870,854

Electric Utilities Total		38,779,084

Gas Utilities – 1.3%
Laclede Group, Inc.	219,890	7,425,685
Nicor, Inc.	227,930	9,595,853

Gas Utilities Total		17,021,538

Independent Power Producers & Energy Traders – 0.7%
Black Hills Corp.	333,681	8,885,925

Independent Power Producers & Energy Traders Total		8,885,925

Multi-Utilities – 1.7%
Avista Corp.	435,670	9,406,116
CH Energy Group, Inc.	119,354	5,074,932
NorthWestern Corp.	301,751	7,851,561

Multi-Utilities Total		22,332,609

Utilities Total		87,019,156

Total Common Stocks (cost of $1,141,623,853)		1,279,622,210

Rights – 0.0%

	Shares	Value ($)
Industrials – 0.0%
Building Products – 0.0%
Builders FirstSource, Inc. Expires 01/14 /10 (a)	406,030	99,356

Building Products Total		99,356

Industrials Total		99,356

Total Rights (cost of $—)		99,356
	Par ($)
Short-Term Obligation – 0.9%
Repurchase agreement with Fixed Income Clearing Corp., dated 12/31/09, due 01/04/10 at 0.00%, collateralized by a U.S. Treasury obligation maturing 12/31/11, market value $12,044,663 (repurchase proceeds $11,805,000)	11,805,000	11,805,000

Total Short-Term Obligation (cost of $11,805,000)		11,805,000

Total Investments – 100.1% (cost of $1,153,428,853) (c)		1,291,526,566

Other Assets & Liabilities, Net – (0.1)%		(1,119,409)

Net Assets – 100.0%		1,290,407,157

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	An affiliate may include any company in which the fund owns five percent or more of its outstanding voting shares. Transactions in companies which are or were affiliates during the six months ended December 31, 2009, are as follows:

Security name: Baldwin & Lyons, Inc., Class B
Shares as of 06/30/09:	208,742
Shares purchased:	40,840
Shares sold:	—
Shares as of 12/31/09:	249,582
Net realized gain (loss):	$—
Dividend income earned:	$114,756
Value at end of period:	$6,142,213

Security name: Bel Fuse, Inc., Class B
Shares as of 06/30/09:	100,917
Shares purchased:	18,900
Shares sold:	—
Shares as of 12/31/09:	119,817
Net realized gain (loss):	$—
Dividend income earned:	$15,066
Value at end of period:	$2,574,867

See Accompanying Notes to Financial Statements.

8

Columbia Small Cap Value Fund I

December 31, 2009 (Unaudited)

Security name: Warwick Valley Telephone Co.
Shares as of 06/30/09:	271,200
Shares purchased:	50,747
Shares sold:	—
Shares as of 12/31/09:	321,947
Net realized gain (loss):	$—
Dividend income earned:	$134,667
Value at end of period:	$4,201,408

(c)	Cost for federal income tax purposes is $1,153,428,853.

The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Common Stocks	$1,279,622,210	$—	$—	$1,279,622,210

Total Rights	99,356	—	—	99,356

Total Short-Term Obligation	—	11,805,000	—	11,805,000

Total Investments	$1,279,721,566	$11,805,000	$—	$1,291,526,566

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2009, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	29.7
Industrials	17.8
Information Technology	13.9
Consumer Discretionary	10.4
Utilities	6.7
Materials	6.1
Energy	5.8
Health Care	4.8
Consumer Staples	2.7
Telecommunication Services	1.3

99.2
Short-Term Obligation	0.9
Other Assets & Liabilities, Net	(0.1)

100.0

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities – Columbia Small Cap Value Fund I

December 31, 2009 (Unaudited)

		($)
Assets	Unaffiliated investments, at cost	1,140,567,131
	Affiliated investments, at cost	12,861,722

	Total investments, at cost	1,153,428,853

	Unaffiliated investments, at value	1,278,608,078
	Affiliated investments, at value	12,918,488

	Total investments, at value	1,291,526,566
	Cash	783
	Receivable for:
	Investments sold	2,188,728
	Fund shares sold	4,186,487
	Dividends	1,910,659
	Trustees’ deferred compensation plan	65,956
	Prepaid expenses	32,713

	Total Assets	1,299,911,892

Liabilities	Payable for:
	Investments purchased	6,224,518
	Fund shares repurchased	1,584,075
	Investment advisory fee	805,092
	Pricing and bookkeeping fees	12,405
	Transfer agent fee	617,122
	Trustees’ fees	800
	Custody fee	714
	Distribution and service fees	190,714
	Chief compliance officer expenses	241
	Trustees’ deferred compensation plan	65,956
	Other liabilities	3,098

	Total Liabilities	9,504,735

	Net Assets	1,290,407,157

Net Assets Consist of	Paid-in capital	1,228,479,902
	Undistributed net investment income	2,432,590
	Accumulated net realized loss	(78,603,048)
	Net unrealized appreciation on investments	138,097,713

	Net Assets	1,290,407,157

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities (continued) – Columbia Small Cap Value Fund I

December 31, 2009 (Unaudited)

Class A	Net assets	$584,306,589
	Shares outstanding	16,192,090
	Net asset value per share	$36.09	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($36.09/0.9425)	$38.29	(b)

Class B	Net assets	$30,114,664
	Shares outstanding	1,021,343
	Net asset value and offering price per share	$29.49	(a)

Class C	Net assets	$52,502,394
	Shares outstanding	1,682,828
	Net asset value and offering price per share	$31.20	(a)

Class Y (c)	Net assets	$1,205,364
	Shares outstanding	31,875
	Net asset value, offering and redemption price per share	$37.82

Class Z	Net assets	$622,278,146
	Shares outstanding	16,457,150
	Net asset value, offering and redemption price per share	$37.81

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

(c)	Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

11

Statement of Operations – Columbia Small Cap Value Fund I

For the Six Months Ended December 31, 2009 (Unaudited)

		($) (a)
Investment Income	Dividends	9,926,332
	Dividends from affiliates	264,489
	Interest	3,061

	Total Investment Income	10,193,882

Expenses	Investment advisory fee	4,319,533
	Distribution fee:
	Class B	116,618
	Class C	193,397
	Service fee:
	Class A	667,480
	Class B	38,873
	Class C	64,466
	Pricing and bookkeeping fees	73,416
	Transfer agent fee – Class A, Class B, Class C and Class Z	1,113,050
	Transfer agent fee – Class Y	18
	Trustees’ fees	30,683
	Custody fee	157,190
	Chief compliance officer expenses	481
	Other expenses	251,604

	Total Expenses	7,026,809
	Expense reductions	(7)

	Net Expenses	7,026,802

	Net Investment Income	3,167,080

Net Realized and Unrealized Gain (Loss) on Investments	Net realized loss on investments	(3,391,840)
	Net change in unrealized appreciation (depreciation) on investments	224,129,246

	Net Gain	220,737,406

	Net Increase Resulting from Operations	223,904,486

(a)	Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets – Columbia Small Cap Value Fund I

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended December 31, 2009 ($) (a)(b)	Year Ended June 30, 2009 ($)
Operations	Net investment income	3,167,080	5,865,359
	Net realized loss on investments and foreign currency transactions	(3,391,840)	(67,787,043)
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	224,129,246	(120,306,186)

	Net increase (decrease) resulting from operations	223,904,486	(182,227,870)

Distributions to Shareholders	From net investment income:
	Class A	(2,853,169)	(96,427)
	Class B	(69,066)	—
	Class C	(111,769)	—
	Class Y	(7,732)	—
	Class Z	(3,363,591)	(409,448)
	From net realized gains:
	Class A	—	(26,043,809)
	Class B	—	(2,603,676)
	Class C	—	(3,321,986)
	Class Z	—	(13,590,135)

	Total distributions to shareholders	(6,405,327)	(46,065,481)

	Net Capital Stock Transactions	192,329,557	247,711,791

	Increase from Regulatory Settlements	—	20,959

	Total increase in net assets	409,828,716	19,439,399

Net Assets	Beginning of period	880,578,441	861,139,042
	End of period	1,290,407,157	880,578,441
	Undistributed net investment income, at end of period	2,432,590	5,670,837

(a)	Class Y shares commenced operations on July 15, 2009.

(b)	Class Y shares reflect activity for the period July 15, 2009 through December 31, 2009.

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets (continued) – Columbia Small Cap Value Fund I

	Capital Stock Activity
	(Unaudited) Period Ended December 31, 2009 (a)		Year Ended June 30, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	3,207,976	108,924,961	6,328,169	197,710,536
Distributions reinvested	75,419	2,640,419	847,952	23,835,899
Redemptions	(2,220,362)	(75,258,037)	(5,050,685)	(152,493,634)

Net increase	1,063,033	36,307,343	2,125,436	69,052,801

Class B
Subscriptions	11,117	297,558	120,146	3,182,019
Distributions reinvested	2,192	62,564	103,495	2,389,643
Redemptions	(201,432)	(5,573,866)	(553,019)	(14,125,365)

Net decrease	(188,123)	(5,213,744)	(329,378)	(8,553,703)

Class C
Subscriptions	161,234	4,561,624	450,221	12,286,660
Distributions reinvested	2,808	85,020	104,710	2,558,051
Redemptions	(232,032)	(6,850,829)	(560,320)	(14,796,916)

Net increase (decrease)	(67,990)	(2,204,185)	(5,389)	47,795

Class Y (b)
Subscriptions	61,757	2,010,000	—	—
Distributions reinvested	211	7,732	—	—
Redemptions	(30,093)	(1,029,792)	—	—

Net increase	31,875	987,940	—	—

Class Z
Subscriptions	6,342,295	224,954,959	8,119,589	249,737,204
Distributions reinvested	55,528	2,036,209	348,224	10,237,790
Redemptions	(1,808,005)	(64,538,965)	(2,317,324)	(72,810,096)

Net increase	4,589,818	162,452,203	6,150,489	187,164,898

(a)	Class Y shares reflect activity for the period July 15, 2009 through December 31, 2009.

(b)	Class Y shares commenced operations on July 15, 2009.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended December 31, 2009		Year Ended June 30,
Class A Shares			2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$29.29		$39.50		$52.16		$48.03		$43.12		$42.17

Income from Investment Operations:
Net investment income (a)	0.08		0.23	(b)	0.15		0.12	(c)	0.06		0.11
Net realized and unrealized gain (loss) on investments and foreign currency	6.90		(8.50)		(8.46)		7.61		6.82		4.46

Total from investment operations	6.98		(8.27)		(8.31)		7.73		6.88		4.57

Less Distributions to Shareholders:
From net investment income	(0.18)		(0.01)		(0.14)		(0.01)		—		—
From net realized gains	—		(1.93)		(4.21)		(3.59)		(1.97)		(3.62)

Total distributions to shareholders	(0.18)		(1.94)		(4.35)		(3.60)		(1.97)		(3.62)

Increase from regulatory settlements	—		—	(d)	—		—		—		—

Net Asset Value, End of Period	$36.09		$29.29		$39.50		$52.16		$48.03		$43.12
Total return (e)	23.84	%(f)	(20.73)%		(16.96)%		16.61%		16.25	%(g)(h)	10.99%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.30	%(j)	1.38%		1.26%		1.29%		1.28%		1.32%
Interest expense	—		—	%(k)	—	%(k)	—	%(k)	—	%(k)	—
Net expenses (i)	1.30	%(j)	1.38%		1.26%		1.29%		1.28%		1.32%
Waiver/Reimbursement	—		—		—		—		0.01%		—
Net investment income (i)	0.49	%(j)	0.74%		0.29%		0.25%		0.13%		0.28%
Portfolio turnover rate	16	%(f)	50%		40%		39%		32%		31%
Net assets, end of period (000s)	$584,307		$443,154		$513,671		$663,160		$505,971		$396,568

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.05 per share.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Not annualized.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended December 31, 2009		Year Ended June 30,
Class B Shares			2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$23.96		$33.00		$44.51		$41.75		$38.00		$37.60

Income from Investment Operations:
Net investment loss (a)	(0.04)		(0.01	)(b)	(0.21)		(0.24	)(c)	(0.26)		(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	5.64		(7.10)		(7.09)		6.59		5.98		3.96

Total from investment operations	5.60		(7.11)		(7.30)		6.35		5.72		3.78

Less Distributions to Shareholders:
From net investment income	(0.07)		—		—		—		—		—
From net realized gains	—		(1.93)		(4.21)		(3.59)		(1.97)		(3.38)

Total distributions to shareholders	(0.07)		(1.93)		(4.21)		(3.59)		(1.97)		(3.38)

Increase from regulatory settlements	—		—	(d)	—		—		—		—

Net Asset Value, End of Period	$29.49		$23.96		$33.00		$44.51		$41.75		$38.00
Total return (e)	23.36	%(f)	(21.31)%		(17.58)%		15.74%		15.36	%(g)(h)	10.18%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	2.05	%(j)	2.13%		2.01%		2.04%		2.03%		2.07%
Interest expense	—		—	%(k)	—	%(k)	—	%(k)	—	%(k)	—
Net expenses (i)	2.05	%(j)	2.13%		2.01%		2.04%		2.03%		2.07%
Waiver/Reimbursement	—		—		—		—		0.01%		—
Net investment loss (i)	(0.28	)%(j)	(0.02)%		(0.47)%		(0.55)%		(0.64)%		(0.47)%
Portfolio turnover rate	16	%(f)	50%		40%		39%		32%		31%
Net assets, end of period (000s)	$30,115		$28,977		$50,784		$97,425		$135,721		$182,648

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.05 per share.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended December 31, 2009		Year Ended June 30,
Class C Shares			2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$25.35		$34.76		$46.65		$43.60		$39.60		$39.05

Income from Investment Operations:
Net investment loss (a)	(0.04)		(0.00	)(b)(c)	(0.22)		(0.23	)(d)	(0.26)		(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	5.96		(7.48)		(7.46)		6.87		6.23		4.11

Total from investment operations	5.92		(7.48)		(7.68)		6.64		5.97		3.93

Less Distributions to Shareholders:
From net investment income	(0.07)		—		—		—		—		—
From net realized gains	—		(1.93)		(4.21)		(3.59)		(1.97)		(3.38)

Total distributions to shareholders	(0.07)		(1.93)		(4.21)		(3.59)		(1.97)		(3.38)

Increase from regulatory settlements	—		—	(c)	—		—		—		—

Net Asset Value, End of Period	$31.20		$25.35		$34.76		$46.65		$43.60		$39.60
Total return (e)	23.34	%(f)	(21.30)%		(17.59)%		15.74%		15.37	%(g)(h)	10.19%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	2.05	%(j)	2.13%		2.01%		2.04%		2.03%		2.07%
Interest expense	—		—	%(k)	—	%(k)	—	%(k)	—	%(k)	—
Net expenses (i)	2.05	%(j)	2.13%		2.01%		2.04%		2.03%		2.07%
Waiver/Reimbursement	—		—		—		—		0.01%		—
Net investment loss (i)	(0.27	)%(j)	(0.01)%		(0.47)%		(0.51)%		(0.62)%		(0.47)%
Portfolio turnover rate	16	%(f)	50%		40%		39%		32%		31%
Net assets, end of period (000s)	$52,502		$44,377		$61,053		$87,642		$68,436		$57,471

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)	Rounds to less than $0.01 per share.

(d)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.05 per share.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Not annualized.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Small Cap Value Fund I

Selected data for a share outstanding for the period is as follows:

Class Y Shares	(Unaudited) Period Ended December 31, 2009 (a)
Net Asset Value, Beginning of Period	$31.68

Income from Investment Operations:
Net investment income (b)	0.15
Net realized and unrealized gain on investments	6.23

Total from investment operations	6.38

Less Distributions to Shareholders:
From net investment income	(0.24)

Net Asset Value, End of Period	$37.82
Total return (c)	20.18%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.86	%(f)
Net investment income (e)	0.92	%(f)
Portfolio turnover rate	16	%(d)
Net assets, end of period (000s)	$1,205

(a)	Class Y shares commenced operations on July 15, 2009. Per share data and total return reflect activity from that date.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Small Cap Value Fund I

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended December 31, 2009		Year Ended June 30,
Class Z Shares			2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$30.68		$41.22		$54.23		$49.79		$44.54		$43.41

Income from Investment Operations:
Net investment income (a)	0.14		0.32	(b)	0.30		0.26	(c)	0.18		0.23
Net realized and unrealized gain (loss) on investments and foreign currency	7.21		(8.87)		(8.84)		7.90		7.05		4.62

Total from investment operations	7.35		(8.55)		(8.54)		8.16		7.23		4.85

Less Distributions to Shareholders:
From net investment income	(0.22)		(0.06)		(0.26)		(0.13)		(0.01)		—
From net realized gains	—		(1.93)		(4.21)		(3.59)		(1.97)		(3.72)

Total distributions to shareholders	(0.22)		(1.99)		(4.47)		(3.72)		(1.98)		(3.72)

Increase from regulatory settlements	—		—	(d)	—		—		—		—

Net Asset Value, End of Period	$37.81		$30.68		$41.22		$54.23		$49.79		$44.54
Total return (e)	23.96	%(f)	(20.53)%		(16.74)%		16.91%		16.51	%(g)(h)	11.34%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.05	%(j)	1.13%		1.01%		1.04%		1.03%		1.07%
Interest expense	—		—	%(k)	—	%(k)	—	%(k)	—	%(k)	—
Net expenses (i)	1.05	%(j)	1.13%		1.01%		1.04%		1.03%		1.07%
Waiver/Reimbursement	—		—		—		—		0.01%		—
Net investment income (i)	0.77	%(j)	1.00%		0.55%		0.51%		0.37%		0.53%
Portfolio turnover rate	16	%(f)	50%		40%		39%		32%		31%
Net assets, end of period (000s)	$622,278		$364,071		$235,632		$177,158		$113,833		$83,508

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(c)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.05 per share.

(d)	Rounds to less than $0.01 per share.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Not annualized.

(g)	Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)	The benefits derived from expense reductions had an impact of less than 0.01%.

(j)	Annualized.

(k)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia Small Cap Value Fund I

December 31, 2009 (Unaudited)

Note 1. Organization

Columbia Small Cap Value Fund I (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class Y and Class Z. Each share class has its own expense structure and sales charges, as applicable. Class Y shares commenced operations effective July 15, 2009. The Fund no longer accepts investments from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Y and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Y and Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

20

Columbia Small Cap Value Fund I

December 31, 2009 (Unaudited)

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions and Translations

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.

Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

21

Columbia Small Cap Value Fund I

December 31, 2009 (Unaudited)

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a specific class of shares are charged to that share class. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended June 30, 2009 was as follows:

Distributions paid from:
Ordinary Income*	$505,874
Long-Term Capital Gains	45,559,607

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$235,486,317
Unrealized depreciation	(97,388,604)

Net unrealized appreciation	$138,097,713

The following capital loss carryforwards, determined as of June 30, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2012*	$4,933,783
2017	12,636,496

$17,570,279

*	These carryforwards remain from the Fund’s merger with Liberty Contrarian Small Cap Fund on 11/01/2002. Utilization of Liberty Contrarian Small Cap Fund’s losses could be subject to limitations imposed by the Internal Revenue Code.

22

Columbia Small Cap Value Fund I

December 31, 2009 (Unaudited)

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”) provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.80%
$500 million to $1 billion	0.75%
Over $1 billion	0.70%

For the six month period ended December 31, 2009, the Fund’s annualized effective investment advisory fee rate was 0.77% of the Fund’s average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction (“Transaction”) includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent.

The Fund pays monthly fees to the Transfer Agent for its services. All share classes, with the exception of Class Y shares (the “Other Share Classes”) pay a monthly service fee (the “aggregate fee”) based on the following:

(i)	Effective November 1, 2009, an annual rate of $22.36 is applied to the aggregate number of accounts for the Other Share Classes. Prior to November 1, 2009, the annual rate was $17.34 per account.

23

Columbia Small Cap Value Fund I

December 31, 2009 (Unaudited)

(ii)	An allocated portion of fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The aggregate fee is allocated to the Other Share Classes based on the relative average daily net assets of each share class.

Class Y shares of the Fund pay a monthly service fee based on the following:

(i)	Effective November 1, 2009, an annual rate of $22.36 is applied to the aggregate number of accounts for Class Y shares. Prior to November 1, 2009, the annual rate was $17.34 per account.

(ii)	An allocated portion of fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent is also entitled to receive reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on the combined assets held in the Other Share Classes in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Such fees are allocated to the Other Share Classes based on the relative average daily net assets of each share class. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended December 31, 2009, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended December 31, 2009, the Distributor has retained net underwriting discounts of $16,796 on sales of the Fund’s Class A shares and received net CDSC fees of $87, $21,547 and $2,248 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C shares, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Payments under the Plans, which are calculated daily and paid monthly, are based on the average daily net assets of the applicable class of the Fund at the following annual rates:

Distribution Fee		Service Fee
Class B	Class C	Class A	Class B	Class C
0.75%	0.75%	0.25%	0.25%	0.25%

Fee Waivers and Expense Reimbursements

Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.10% of the Fund’s average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund.

24

Columbia Small Cap Value Fund I

December 31, 2009 (Unaudited)

The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other Related Party Transactions

In connection with the purchase and sale of its securities during the period, the Fund used one broker that is an affiliate of BOA. The total brokerage commissions paid to the affiliated broker for the year ended December 31, 2009 was $738.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the six month period ended December 31, 2009, these custody credits reduced total expenses by $7 for the Fund.

Note 6. Portfolio Information

For the six month period ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $361,681,022 and $176,936,400, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended December 31, 2009, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2009, 8.2% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of December 31, 2009, the Fund had one shareholder that held 14.3% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion.

As of December 31, 2009, no other shareholder owned more than 5% of the outstanding shares of the Fund. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the Securities and Exchange

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Columbia Small Cap Value Fund I

December 31, 2009 (Unaudited)

Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is

27

part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Small Cap Value Fund I’s performance was in the first quintile (where the best performance would be in the first quintile) for the one-year period and in the second quintile for the three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Small Cap Value Fund I’s total expenses were in the third quintile and actual management fees were in the fourth quintile (where the

28

lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM: REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMDI”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report

[1]	CMA and CMDI are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

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offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.	Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.	The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.	The Atlantic equity Funds’ overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.	A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

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C. Management Fees Charged by Other Mutual Fund Companies

10.	The Funds’ management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.	The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.	The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees’ Advisory Contract Review Process

14.	The Trustees’ evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds’ management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds’ management fees.

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G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.	CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.	In 2008, CMG’s pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a “Review Fund”) to include criteria that focus exclusively on performance. The Trustees’ supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG’s own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)	Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)	Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG’s management of these Funds.

4)	Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)

Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment

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style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)	Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion — that Fund management fee breakpoints compared favorably with competitive fee rates — was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund’s contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)	Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year’s profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year’s practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)	Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)	Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)

Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year.

34

This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully Submitted,

Steven E. Asher

35

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36

Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Small Cap Value Fund I.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about a fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

37

One Financial Center

Boston, MA 02111-2621

Columbia Small Cap Value Fund I

Semiannual Report, December 31, 2009

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/30141-1209 (02/10) 10/102443

Semiannual Report

December 31, 2009

Columbia High Yield Municipal Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

We are pleased to provide this shareholder report detailing your fund’s performance, portfolio holdings and financial statements. We hope this information is helpful in monitoring your investments as we work through these challenging economic times. We recognize that you have entrusted us with your money and want you to know that our professional investment teams work to interpret the latest economic and market trends with the goal of optimizing portfolio construction for our clients.

The first half of 2009 was defined by extremes. The multi-year lows we witnessed in the early months gave way to a stunning rally for the U.S. financial markets into the fourth quarter of 2009. A global market rebound may be underway, thanks to the massive fiscal and aggressive monetary policies of governments around the world. The S&P 500 Index1 was up 15.61% in the third quarter and 6.04% in the fourth quarter. We believe this challenging economic environment makes it even more important to work with professional money managers while continuing to invest for life events like retirement, college planning, home improvements and career changes.

Retirement income planning has become an increasingly significant focus in the lives of millions of Americans. Recent economic conditions make it even more important to manage short-term obligations such as mortgages, monthly bills and credit card debt while also taking the steps necessary to prepare for or maximize retirement benefits. Better nutrition and medical services can result in U.S. citizens living longer, healthier lives. This means the risk of outliving one’s assets in retirement is very real without proper planning. Financial security and retirement planning is an ongoing process that requires active management of your savings, investments and risks. We encourage you to review your retirement plan regularly so you’ll be better able to meet your retirement needs in the future.

We recognize that economic uncertainty creates great challenges for many investors. Our professional investment teams work diligently to help investors navigate through difficult markets. Thank you for your business and for the opportunity to work together towards your investment goals.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

On September 29, 2009, Bank of America, N.A. entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC. Please see Note 4 of the Notes to Financial Statements for additional information.

[1]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Past performance is no guarantee of future results.

Fund Profile – Columbia High Yield Municipal Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 12/31/09

+10.80% Class A shares (without sales charge)

+6.10% Barclays Capital Municipal Bond Index

Morningstar Style Box™

Fixed Income Maturity

The Morningstar Style Box™ reveals a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Summary

■

For the six-month period that ended December 31, 2009, the fund’s Class A shares returned 10.80%, without sales charge. The fund surpassed its benchmark, the Barclays Capital Municipal Bond Index[1], which returned 6.10%. The index includes only investment-grade municipal bonds. The fund trailed the average return of the funds in its peer group, the Lipper High Yield Municipal Debt Funds Classification[2], which was 12.84%.

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The fund’s exposure to higher-yielding, lower-rated municipal bonds helped it outpace the Barclays index, a benchmark that reflected only the results of investment-grade municipal bonds, during a period when higher-yielding securities bounced back sharply after performing poorly during 2008. However, the fund pursued a higher-quality strategy than many other competing funds, leading to underperformance relative to its Lipper peer group.

■

The fund’s investments in securities used to finance hospital and continuing care retirement community projects performed particularly well, as those two health care-related groups rebounded sharply after generating poor results in 2008. Several hospital bonds that were added to the portfolio in early 2009 produced notable gains later in the year. Tax-exempt airline bonds, which are backed by the lease revenues received from major airlines, also added to positive returns as did tobacco bonds, which are backed by revenues from the settlement of lawsuits against the tobacco industry. However, an underweight in both groups relative to peers held back relative results. While we focused on maintaining a high degree of liquidity in the portfolio, the resulting overweight in shorter-maturity, higher-quality bonds and cash investments also hurt performance relative to the peer group.

■

Although interest rates eventually may start climbing, we have a positive outlook for the high-yield municipal market, especially compared to Treasuries, as we anticipate investor demand for these tax-exempt securities is likely to outstrip supply. Many longer-maturity municipal bonds have been withdrawn from the market and we do not anticipate any major new sources of supply. At the same time, we think more investors will consider higher-yielding, tax-exempt bonds, especially if the economy continues to strengthen.

Portfolio Management

Chad H. Farrington has managed the fund since February 2009 and has been associated with the advisor or its predecessors since 2003.

[1]

The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with maturity of at least one year. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Fund Profile (continued) – Columbia High Yield Municipal Fund

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

Investments in high-yield bonds (sometimes referred to as “junk bonds”) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer’s ability to make principal and interest payments.

Past performance is no guarantee of future results.

Performance Information – Columbia High Yield Municipal Fund

Annual operating expense ratio (%)*

Class A	0.90
Class B	1.65
Class C	1.65
Class Z	0.70

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 12/31/09 ($)
Class A	9.48
Class B	9.48
Class C	9.48
Class Z	9.48
Distributions declared per share

07/01/09 - 12/31/09 ($)
Class A	0.25
Class B	0.22
Class C	0.22
Class Z	0.26

A portion of the fund’s income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund’s ordinary income, and is taxable when distributed.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 01/01/00 – 12/31/09 ($)
Sales charge:	without	with
Class A	14,421	13,739
Class B	13,635	13,635
Class C	13,786	13,786
Class Z	14,732	n/a

The table above shows the change in value of a hypothetical $10,000 investment in each share class of Columbia High Yield Municipal Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Average annual total return as of 12/31/09 (%)

Share class	A		B		C		Z
Inception	07/31/00		07/15/02		07/15/02		03/05/84
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	10.80	5.52	10.39	5.39	10.47	9.47	10.91
1-year	27.52	21.50	26.58	21.58	26.76	25.76	27.77
5-year	1.49	0.51	0.74	0.41	0.89	0.89	1.70
10-year	3.73	3.23	3.15	3.15	3.26	3.26	3.95

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The table does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to its inception. Class B and Class C performance information includes returns of Class A shares for the period from July 31, 2000 through July 15, 2002, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares (or Class A shares) and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to distribution and service (Rule 12b-1) fees. Class A shares were initially offered on July 31, 2000, Class B and Class C shares were initially offered July 15, 2002, and Class Z shares were initially offered on March 5, 1984.

Understanding Your Expenses – Columbia High Yield Municipal Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

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For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

07/01/09 – 12/31/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,108.00	1,020.97	4.46	4.28	0.84
Class B	1,000.00	1,000.00	1,103.90	1,017.19	8.43	8.08	1.59
Class C	1,000.00	1,000.00	1,104.70	1,017.95	7.64	7.32	1.44
Class Z	1,000.00	1,000.00	1,109.10	1,021.98	3.40	3.26	0.64

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, the Class C account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Investment Portfolio – Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Municipal Bonds – 97.5%

	Par ($)	Value ($)
Education – 5.3%
Education – 2.5%
CA Municipal Finance Authority
Biola University, Series 2008, 5.875% 10/01/34	1,500,000	1,511,040

CA Statewide Communities Development Authority
San Francisco Art Institute, Series 2002, 7.375% 04/01/32	500,000	399,560

IL Finance Authority
Columbia College, Series 2007, Insured: NPFGC 5.000% 12/01/37	5,000,000	4,190,650

OR Forest Grove
Pacific University, Series 2009, 6.375% 05/01/39	2,000,000	2,037,180

PA Higher Education Facilities Authority
Edinboro University, Series 2008, 5.875% 07/01/38	2,200,000	2,009,414

VT Education & Health Buildings Agency
Vermont Law School Project, Series 2003 A, 5.500% 01/01/33	500,000	457,410

WI Health & Educational Facilities Authority
Medical College of Wisconsin, Series 2008 A, 5.250% 12/01/35	5,000,000	4,828,200

WV University of West Virginia
Series 2000 A, Insured: AMBAC:
(a) 04/01/19	1,250,000	838,013
(a) 04/01/25	2,750,000	1,293,022

Education Total		17,564,489

Prep School – 2.0%
AZ Pima County Industrial Development Authority
American Charter School Foundation, Series 2007 A, 5.625% 07/01/38	3,440,000	2,601,638

	Par ($)	Value ($)
CA Statewide Communities Development Authority
Crossroads School for Arts & Sciences, Series 1998, 6.000% 08/01/28 (b)	890,000	835,042

IL Finance Authority
Chicago Charter School Foundation, Series 2007, 5.000% 12/01/36	1,750,000	1,456,805

KY Louisville & Jefferson County Metropolitan Government
Assumption High School, Inc., Series 2006, 5.000% 10/01/35	1,500,000	1,357,110

MI Conner Creek Academy
Series 2007, 5.000% 11/01/26	2,540,000	1,916,633

MI Summit Academy North
Series 2005, 5.500% 11/01/35	750,000	468,750

TX La Vernia Higher Education Finance Corp.
Kipp, Inc, Series 2009 A: 6.000% 08/15/29	1,000,000	1,000,640
6.250% 08/15/39	1,500,000	1,495,845

TX Pharr Higher Education Finance Authority
Series 2009 A, 6.500% 08/15/39	3,000,000	2,999,700

Prep School Total		14,132,163

Student Loan – 0.8%
CT Higher Education Supplemental Loan Authority
Family Education Loan Program, Series 2005 A, AMT, Insured: NPFGC 4.375% 11/15/21	1,050,000	976,563

MA Educational Financing Authority
Series 2008 H, AMT, Insured: AGO 6.350% 01/01/30	4,500,000	4,593,195

Student Loan Total		5,569,758

Education Total		37,266,410

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Health Care – 36.6%
Continuing Care Retirement – 17.9%
CA La Verne
Brethren Hillcrest Homes, Series 2003 B, 6.625% 02/15/25	685,000	623,240

CO Health Facilities Authority
Christian Living Communities, Series 2006 A: 5.750% 01/01/26	500,000	426,315
5.750% 01/01/37	1,500,000	1,180,785
Covenant Retirement Communities, Inc.: Series 2002 B, 6.125% 12/01/33	1,000,000	957,070
Series 2005, 5.000% 12/01/35	2,900,000	2,389,426

FL City of Lakeland
Series 2008: 6.250% 01/01/28	675,000	628,196
6.375% 01/01/43	2,250,000	1,991,655

FL Lee County Industrial Development Authority
Shell Point Village, Series 2007, 5.000% 11/15/29	4,000,000	3,170,000

FL Orange County Health Facilities Authority
Orlando Lutheran: Series 2005, 5.700% 07/01/26	2,000,000	1,675,840
Series 2007: 5.500% 07/01/32	350,000	272,290
5.500% 07/01/38	1,750,000	1,312,885

FL Palm Beach County Health Facilities Authority
Abbey Delray South, Series 2003, 5.350% 10/01/14	1,250,000	1,289,900

FL Sarasota County Health Facility Authority
Village on the Isle, Series 2007, 5.500% 01/01/32	4,000,000	3,431,200

FL St. John’s County Industrial Development Authority
Glenmoor at St. John’s, Inc., Series 2006 A, 5.375% 01/01/40	4,275,000	2,976,853

	Par ($)	Value ($)
Ponte Vedra, Inc., Series 2007, 5.000% 02/15/27	2,765,000	2,386,306

GA Fulton County
Canterbury Court, Series 2004 A, 6.125% 02/15/34	1,000,000	850,580
Lenbrook, Series 2006 A: 5.000% 07/01/17	2,000,000	1,735,120
5.000% 07/01/29	3,000,000	2,100,690

GA Savannah Economic Development Authority
Marshes of Skidaway, Series 2003 A: 7.400% 01/01/24	500,000	475,815
7.400% 01/01/34	3,000,000	2,698,080

HI Department of Budget & Finance
Series 2009, 9.000% 11/15/44	2,375,000	2,511,230

IA Finance Authority
Deerfield Retirement Community, Inc., Series 2007 A: 5.500% 11/15/27	1,135,000	819,130
5.500% 11/15/37	750,000	496,418
Deerfield Retirement Community, Series 2007 A, 5.000% 11/15/15	2,210,000	1,879,494

IL Du Page County Special Service Area No. 31
Monarch Landing Project, Series 2006, 5.625% 03/01/36	750,000	550,740

IL Finance Authority
Lutheran Senior Services, Series 2006, 5.125% 02/01/26	2,000,000	1,788,620
Monarch Landing, Inc., Series 2007 A, 7.000% 12/01/27 (c)	1,640,000	410,000
Sedgebrook, Inc., Series 2007 A: 6.000% 11/15/37 (c)	5,000,000	1,796,500
6.000% 11/15/42 (c)	2,000,000	718,480
Washington & Jane Smith Community: Series 2003 A, 7.000% 11/15/32	1,000,000	886,170
Series 2005 A, 6.250% 11/15/35	2,750,000	2,167,825

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Health Care (continued)
IL Lincolnshire Special Services Area No. 1
Sedgebrook Project, Series 2004, 6.250% 03/01/34	750,000	526,425

IN Health & Educational Facilities Financing Authority
Baptist Homes of Indiana, Inc., Series 2005, 5.250% 11/15/35	2,750,000	2,371,050

KS Lenexa
Lakeview Village, Inc: Series 2007, 5.500% 05/15/39	4,250,000	3,287,587
Series 2009: 7.125% 05/15/29	500,000	494,000
7.250% 05/15/39	1,500,000	1,473,000

KS Manhattan
Manhattan Health Care Facility, Series 2007 A, 5.000% 05/15/29	2,680,000	1,996,788

MA Development Finance Agency
Linden Ponds, Inc., Series 2007 A: 5.750% 11/15/35	700,000	510,538
5.750% 11/15/42	3,530,000	2,496,345
Loomis House, Inc.: Series 1999 A, 5.625% 07/01/15	575,000	575,776
Series 2002 A, 6.900% 03/01/32	220,000	216,297
Series 2009 B1, 7.250% 06/01/16	3,500,000	3,492,580
Series 2009, 7.875% 06/01/44	1,500,000	1,477,965

MD Howard County
Columbia Vantage House Corp.: Series 2007 A, 5.250% 04/01/33	1,990,000	1,532,897
Series 2007 B, 5.250% 04/01/37	1,500,000	1,129,845

MD Westminster Economic Development Authority
Carroll Lutheran Village, Inc., Series 2004 A, 6.250% 05/01/34	1,750,000	1,446,270

	Par ($)	Value ($)
MI Kentwood Economic Development Corp.
Holland Home, Series 2006 A, 5.375% 11/15/36	1,750,000	1,317,785

MN Columbia Heights
Crest View Corp., Series 2007 A: 5.550% 07/01/27	1,000,000	738,980
5.700% 07/01/42	2,000,000	1,382,020

MO Health & Educational Facilities Authority
Lutheran Senior Services, Series 2007 A, 4.875% 02/01/27	3,000,000	2,653,950

MO St. Louis Industrial Development Authority
St. Andrew’s Resources for Seniors, Series 2007 A: 6.250% 12/01/26	2,000,000	1,783,560
6.375% 12/01/41	3,000,000	2,576,730

MT Facility Finance Authority
St. John’s Lutheran Ministries, Inc., Series 2006 A, 6.125% 05/15/36	1,000,000	751,600

NH Higher Educational & Health Facilities Authority
Rivermead at Peterborough, Series 1998, 5.625% 07/01/18	500,000	476,805

NJ Economic Development Authority
Seabrook Village, Inc., Series 2006, 5.250% 11/15/36	2,250,000	1,727,235

NY Broome County Industrial Development Agency
Good Shepherd Village Endwell, Series 2008 A, 6.875% 07/01/40	4,000,000	3,153,800

NY East Rochester Housing Authority
Woodland Village Project, Series 2006, 5.500% 08/01/33	1,700,000	1,350,072

PA Bucks County Industrial Development Authority
Ann’s Choice, Inc., Series 2005 A, 6.250% 01/01/35	1,750,000	1,443,732

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Health Care (continued)
PA Chartiers Valley Industrial & Commercial Development Authority
Asbury Health Center, Series 1999, 6.375% 12/01/24	750,000	685,643
Friendship Village of South Hills, Series 2003 A, 5.750% 08/15/20	1,000,000	984,340

PA Montgomery County Industrial Development Authority
Whitemarsh Continuing Care Retirement Community:
Series 2005: 6.125% 02/01/28	1,400,000	1,098,860
6.250% 02/01/35	1,350,000	979,682
Series 2008, 7.000% 02/01/36	2,000,000	1,660,280

SC Jobs Economic Development Authority
Lutheran Homes of South Carolina, Inc., Series 2007: 5.375% 05/01/21	1,000,000	895,200
5.500% 05/01/28	1,100,000	953,436
Wesley Commons, Series 2006, 5.300% 10/01/36	3,000,000	2,253,570

TN Metropolitan Government Nashville & Davidson County
Blakeford at Green Hills, Series 1998, 5.650% 07/01/24	1,825,000	1,510,060

TN Shelby County Health Educational & Housing Facilities Board
Germantown Village: Series 2003 A, 7.250% 12/01/34	675,000	635,114
Series 2006, 6.250% 12/01/34	500,000	415,845

TX Abilene Health Facilities Development Corp.
Sears Methodist Retirement Center: Series 1998 A, 5.900% 11/15/25	1,350,000	1,115,518
Series 2003 A, 7.000% 11/15/33	800,000	712,960

TX HFDC of Central Texas, Inc.
Legacy at Willow Bend, Series 2006 A, 5.750% 11/01/36	5,000,000	3,817,900

	Par ($)	Value ($)
Sears Tyler Methodist Retirement, Series 2009 A, 7.750% 11/15/44	4,000,000	3,846,360

TX Tarrant County Cultural Education Facilities Finance Corp.
Air Force Villages, Inc, Series 2009, 6.375% 11/15/44	4,250,000	4,201,507
CC Young Memorial Home, Series 2009, 8.000% 02/15/38	4,000,000	3,887,280

VA Suffolk Industrial Development Authority
Lake Prince Center, Series 2006, 5.150% 09/01/24	750,000	633,788

WI Health & Educational Facilities Authority
Clement Manor, Series 1998, 5.750% 08/15/24	2,200,000	1,923,416
Milwaukee Catholic Home, Series 2006, 5.000% 07/01/26	750,000	689,813
Series 2009 A, 7.625% 09/15/39	1,750,000	1,810,847
Series 2009 C-1, 6.400% 09/15/15	2,000,000	1,978,240
Three Pillars Senior Living Communities: Series 2003, 5.600% 08/15/23	790,000	790,458
Series 2004 A, 5.500% 08/15/34	870,000	775,492

Continuing Care Retirement Total		127,236,094

Health Services – 0.6%
MA Development Finance Agency
Boston Biomedical Research Institute, Series 1999: 5.650% 02/01/19	370,000	337,743
5.750% 02/01/29	550,000	475,316

MN Minneapolis & St. Paul Housing & Redevelopment Authority
HealthPartners, Series 2003, 5.875% 12/01/29	400,000	401,708

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Health Care (continued)
VA Small Business Financing Authority
Series 2009, 8.000% 07/01/19	2,895,000	3,186,990

Health Services Total		4,401,757

Hospitals – 14.7%
AZ Health Facilities Authority
Phoenix Memorial Hospital, Series 1991, 8.125% 06/01/12 (d)	1,803,743	18,037

AZ Yavapai County Industrial Development Authority
Yavapai Community Hospital Association,
Series 2008 B, 5.625% 08/01/37	3,500,000	3,283,630

CA Health Facilities Financing Authority
Series 2009 F, 5.000% 07/01/27 (07/01/14) (e)(f)	1,000,000	1,058,950

CO Health Facilities Authority
Catholic Health Initiatives, Series 2008, 4.000% 10/01/40 (11/12/15) (e)(f)	1,725,000	1,752,807
Vail Valley Medical Center, Series 2004, 5.000% 01/15/20	1,000,000	979,900

FL Hillsborough County Industrial Development Authority
Tampa General Hospital, Series 2003 B, 5.250% 10/01/34	1,000,000	940,600

FL Miami Health Facilities Authority
Catholic Health East,
Series 2003 B, 5.125% 11/15/24	1,000,000	1,003,240

FL North Brevard County Hospital District
Series 2008, 5.750% 10/01/38	5,000,000	5,166,050

FL Orange County Health Facilities Authority
Orlando Regional Healthcare System:
Series 1999 E, 6.000% 10/01/26	855,000	865,320
Series 2008 C, 5.250% 10/01/35	4,000,000	3,873,480

	Par ($)	Value ($)
FL South Lake County Hospital District
Series 2010, 6.250% 04/01/39 (g)	665,000	665,293
South Lake Hospital, Inc., Series 2003: 6.375% 10/01/28	750,000	760,740
6.375% 10/01/34	500,000	501,175

FL West Orange Health Care District
Series 2001 A, 5.650% 02/01/22	1,450,000	1,458,671

IL Finance Authority
Provena Health, Series 2009, 7.750% 08/15/34	4,000,000	4,490,120
Riverside Health System, Series 2009, 6.250% 11/15/35	3,000,000	3,116,130
Silver Cross Hospital & Medical, Series 2009, 7.000% 08/15/44	5,000,000	5,259,500

IL Southwestern Development Authority
Anderson Hospital: Series 1999: 5.500% 08/15/20	500,000	500,120
5.625% 08/15/29	250,000	240,368
Series 2006, 5.125% 08/15/26	1,245,000	1,142,350

IN Health & Educational Facility Financing Authority
Schneck Memorial, Series 2006 A, 5.250% 02/15/30	1,000,000	938,500

LA Public Facilities Authority
Ochsner Clinic Foundation, Series 2007 A, 5.250% 05/15/38	5,000,000	4,472,750
Touro Infirmary, Series 1999 A: 5.500% 08/15/19	510,000	485,469
5.625% 08/15/29	240,000	208,286

MA Health & Educational Facilities Authority
Caregroup, Inc., Series 2008 E-2, 5.375% 07/01/25	2,000,000	2,003,380
Jordan Hospital, Series 1998 D, 5.250% 10/01/18	600,000	516,162

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Health Care (continued)
Milford-Whitinsville Regional Hospital,
Series 2007, 5.000% 07/15/32	1,250,000	1,005,850

MD Health & Higher Educational Facilities Authority
Adventist Health Care, Series 2003 A: 5.000% 01/01/16	400,000	400,144
5.750% 01/01/25	600,000	593,472

MI Dickinson County
Dickinson County Health Care System,
Series 1999, 5.800% 11/01/24	1,000,000	955,870

MI Hospital Finance Authority
Detroit Medical Center, Series 1997 A, Insured: AMBAC 5.500% 08/15/24	3,000,000	2,393,250
Garden City Hospital, Series 2007, 5.000% 08/15/38	2,250,000	1,404,022
Henry Ford Health, Series 2006 A: 5.000% 11/15/21	1,000,000	969,470
5.250% 11/15/46	3,000,000	2,586,930
McLaren Health Care Corp., Series 2005 C, 5.000% 08/01/35	2,500,000	2,287,725
Oakwood Healthcare System, Series 2007, 5.000% 07/15/37	5,000,000	4,252,950

MI Saginaw Hospital Finance Authority
Covenant Medical Center, Inc., Series 2000 F, 6.500% 07/01/30	3,000,000	3,038,610

MN St. Paul Housing & Redevelopment Authority
HealthEast, Inc., Series 2005: 5.150% 11/15/20	750,000	676,275
6.000% 11/15/30	4,000,000	3,580,280

MN Washington County Housing & Redevelopment Authority
HealthEast, Inc., Series 1998, 5.250% 11/15/12	1,100,000	1,107,546

	Par ($)	Value ($)
MO Cape Girardeau County
Southeast Missouri Hospital Association,
Series 2003, 5.000% 06/01/27	3,750,000	3,442,912

MO Grundy County Industrial Development Authority
Series 2009, 6.750% 09/01/34	1,250,000	1,252,475

MO Health & Educational Facilities Authority
Lake Regional Health Systems, Series 2003, 5.700% 02/15/34	1,000,000	948,530

MO Saline County Industrial Development Authority
John Fitzgibbon Memorial Hospital, Series 2005, 5.625% 12/01/35	5,485,000	4,332,547

NC Medical Care Commission
Stanly Memorial Hospital, Series 1999, 6.375% 10/01/29	1,000,000	1,003,030

NH Higher Educational & Health Facilities Authority
The Memorial Hospital at North Conway,
Series 2006, 5.250% 06/01/21	1,000,000	939,380

NJ Health Care Facilities Financing Authority
Children’s Specialized Hospital, Series 2005 A, 5.000% 07/01/24	745,000	687,777
St. Joseph’s Hospital & Medical Center,
Series 2008: 6.000% 07/01/18	2,000,000	2,003,920
6.625% 07/01/38	2,000,000	1,986,040

NY Dormitory Authority
Mount Sinai Hospital, Series 2000, 5.500% 07/01/26	225,000	225,128
NYU Hospital Center, Series 2007 B, 5.625% 07/01/37	2,000,000	1,938,820

NY Monroe County Industrial Development Agency
Highland Hospital, Series 2005, 5.000% 08/01/25	1,115,000	1,093,670

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Health Care (continued)
OH Lakewood Hospital Improvement District
Lakewood Hospital Association, Series 2003, 5.500% 02/15/15	1,250,000	1,313,937

OH Miami County Hospital Facilities Authority
Upper Valley Medical Center, Inc., Series 2006, 5.250% 05/15/17	1,000,000	1,056,400

OH Sandusky County
Memorial Hospital, Series 1998, 5.150% 01/01/10	250,000	250,000

SC Jobs Economic Development Authority
Series 2008, 6.000% 09/15/38	4,000,000	3,908,600

TN Sullivan County Health Educational & Housing Facilities Board
Wellmont Health System, Series 2006 C: 5.250% 09/01/26	500,000	452,480
5.250% 09/01/36	4,500,000	3,761,640

WI Health & Educational Facilities Authority
Aurora Health Care, Inc., Series 2003, 6.400% 04/15/33	700,000	713,384
Fort Health Care, Inc., Series 2004, 6.100% 05/01/34	1,965,000	1,930,593

Hospitals Total		104,194,685

Intermediate Care Facilities – 0.5%
IL Development Finance Authority
Hoosier Care, Inc., Series 1999 A, 7.125% 06/01/34	1,360,000	1,134,974

IN Health Facilities Financing Authority
Hoosier Care, Inc., Series 1999 A, 7.125% 06/01/34	1,115,000	909,673

LA Public Facilities Authority
Progressive Health Care Providers, Inc.,
Series 1998,
6.375% 10/01/28	2,000,000	1,617,520

Intermediate Care Facilities Total		3,662,167

	Par ($)	Value ($)
Nursing Homes – 2.9%
AK Juneau
St. Ann’s Care Center, Inc., Series 1999, 6.875% 12/01/25	1,500,000	1,404,390

CO Health Facilities Authority
Evangelical Lutheran Society, Series 2009 A, 6.125% 06/01/38	5,750,000	5,770,528

CT Development Authority Health Facility
Alzheimer’s Resources Center, Inc., Series 2007: 5.400% 08/15/21	1,080,000	937,915
5.500% 08/15/27	1,000,000	820,540

IA Finance Authority
Care Initiatives, Series 1998 B: 5.750% 07/01/18	555,000	499,977
5.750% 07/01/28	1,475,000	1,170,604

IA Marion Health Care Facilities
AHF/Kentucky-Iowa, Inc., Series 2003, 8.000% 01/01/29	300,000	285,708

KY Economic Development Finance Authority
AHF/Kentucky-Iowa, Inc., Series 2003, 8.000% 01/01/29	920,000	876,171

MA Development Finance Agency
Alliance Health Care, Series 1999 A, 7.100% 07/01/32	2,085,000	1,740,266

MA Industrial Finance Agency
GF/Massachusetts, Inc., Series 1994, 8.300% 07/01/23(m)	755,000	528,500

MN Eveleth
Arrowhead Senior Living Community,
Series 2007, 5.200% 10/01/27	2,375,000	1,779,421

MN Sartell
Foundation for Health Care: Series 1999 A, 6.625% 09/01/29	2,000,000	1,891,840
Series 2001 A, 8.000% 09/01/30	975,000	948,032

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Health Care (continued)
MO St. Louis County Industrial Development Authority
Ranken Jordan, Series 2007, 5.000% 11/15/35	1,300,000	932,256

NJ Economic Development Authority
Seashore Gardens, Series 2006, 5.300% 11/01/26	500,000	380,855

PA Chester County Industrial Development Authority
Pennsylvania Nursing Home, Series 2002, 8.500% 05/01/32	370,000	329,056

Nursing Homes Total		20,296,059

Health Care Total		259,790,762

Housing – 6.7%
Assisted Living/Senior – 1.5%
DE Kent County
Heritage at Dover, Series 1999, AMT, 7.625% 01/01/30	2,455,000	2,063,378

FL St. John’s County Industrial Development Authority
Bayview Assisted Living, Series 2007 A, 5.250% 10/01/41	3,725,000	2,456,377

GA Columbus Housing Authority
The Gardens at Calvary, Series 1999, 7.000% 11/15/29	2,000,000	1,620,100

MA Development Finance Agency
VOA Concord Assisted Living, Inc.,
Series 2007, 5.200% 11/01/41	1,000,000	693,160

MN Roseville
Care Institute, Inc., Series 1993, 7.750% 11/01/23	1,270,000	999,427

NY Huntington Housing Authority
Gurwin Jewish Senior Center, Series 1999 A: 5.875% 05/01/19	1,900,000	1,694,192
6.000% 05/01/29	625,000	491,719

	Par ($)	Value ($)
NY Suffolk County Industrial Development Agency
Gurwin Jewish Phase II, Series 2004, 6.700% 05/01/39	495,000	406,454

Assisted Living/Senior Total		10,424,807

Multi-Family – 4.1%
CO Educational & Cultural Facilities Authority
Campus Village Apartments LLC, Series 2008 CA, 5.500% 06/01/38	5,000,000	4,922,050

DC Housing Finance Agency
FDS Residential II LP,
Series 2004, AMT, Insured: FHA 4.850% 06/01/35	1,460,000	1,360,297

DE Wilmington
Electra Arms Senior Association, Series 1998, AMT, 6.250% 06/01/28	830,000	670,150

FL Broward County Housing Finance Authority
Chaves Lake Apartments Ltd., Series 2000 A, AMT, 7.500% 07/01/40	1,500,000	1,416,405

FL Capital Trust Agency
Series 2008 B, 7.000% 07/15/32 (c)	1,445,000	648,935

FL Clay County Housing Finance Authority
Breckenridge Commons Ltd., Series 2000 A, AMT, 7.450% 07/01/40	1,325,000	1,215,621

MA Housing Finance Agency
Series 2005 E, AMT, 5.000% 12/01/28	750,000	740,933

MD Economic Development Corp.
University of Maryland, College Park Projects,
Series 2008, 5.875% 06/01/43	2,735,000	2,737,544

MN Minneapolis Student Housing
Riverton Community Housing, Inc.,
Series 2006 A, 5.700% 08/01/40	1,600,000	1,213,616

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Housing (continued)
NC Durham Housing Authority
Magnolia Pointe Apartments, Series 2005, AMT, 5.650% 02/01/38 (b)	3,255,927	2,526,957

NC Medical Care Commission
ARC Project, Series 2004 A, 5.800% 10/01/34	1,550,000	1,487,008

NM Mortgage Finance Authority
Series 2005 E, AMT, Insured: FHA 4.800% 09/01/40	1,200,000	1,088,940

OH Montgomery County
Heartland of Centerville LLC, Series 2005, AMT, Insured: FHLMC 4.950% 11/01/35 (e)	750,000	761,145

OK County Finance Authority
Sail Associates LLC, Series 2007, AMT, LOC: Bank of the West 5.250% 12/01/41 (e)	1,475,000	1,482,124

OR Forest Grove Student Housing
Oak Tree Foundation, Series 2007, 5.500% 03/01/37	2,900,000	2,455,024

OR Housing & Community Services Department
Series 2005 A, AMT, Insured: FHA 4.850% 07/01/35	1,755,000	1,635,046

Resolution Trust Corp.
Pass-Through Certificates, Series 1993 A, 8.500% 12/01/16 (h)	455,481	426,504

TX El Paso County Housing Finance Corp.
American Village Communities: Series 2000 C, 8.000% 12/01/32	555,000	518,697
Series 2000 D, 10.000% 12/01/32	660,000	609,127

WA Seattle Housing Authority
High Rise Rehabilitation Phase I LP,
Series 2005, AMT, Insured: AGMC 5.000% 11/01/25	1,000,000	995,930

Multi-Family Total		28,912,053

	Par ($)	Value ($)
Single-Family – 1.1%
CA Housing Finance Agency
Series 2006 K, AMT, 4.625% 08/01/26	5,000,000	4,336,000

CO Housing & Finance Authority
Series 1997 A-2, AMT, 7.250% 05/01/27	5,000	5,088

FL Housing Finance Corp.
Series 2006 1, AMT, Guarantor: GNMA 4.850% 07/01/37	1,150,000	1,067,683

MA Housing Finance Agency
Series 2006 122, AMT, 4.875% 12/01/37 (e)	2,955,000	2,768,835

MN Minneapolis St. Paul Housing Finance Board
Series 2006, AMT, Guarantor: GNMA 5.000% 12/01/38	100,758	98,191

Single-Family Total		8,275,797

Housing Total		47,612,657

Industrials – 4.7%
Food Products – 0.3%
MI Strategic Fund
Imperial Sugar Co.: Series 1998 A, 6.250% 11/01/15	1,000,000	944,790
Series 1998 C, AMT, 6.550% 11/01/25	1,500,000	1,258,140

Food Products Total		2,202,930

Forest Products & Paper – 1.7%
AL Courtland Industrial Development Board
International Paper Co.: Series 2003 B, AMT, 6.250% 08/01/25	2,000,000	1,995,140
Series 2005 A, 5.200% 06/01/25	1,000,000	885,320

AL Phoenix City Industrial Development Board
Meadwestvaco Corp., Series 2002 A, AMT, 6.350% 05/15/35	1,000,000	860,220

AR Camden Environmental Improvement Authority
International Paper Co., Series 2004 A, AMT, 5.000% 11/01/18	250,000	240,820

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Industrials (continued)
GA Rockdale County Development Authority
Visy Paper, Inc., Series 2007 A, AMT, 6.125% 01/01/34	5,000,000	4,011,050

MS Lowndes County
Weyerhaeuser Co.: Series 1992 A, 6.800% 04/01/22	1,995,000	2,153,303
Series 1992 B, 6.700% 04/01/22	230,000	246,264

MS Warren County Gulf Opportunity Zone
International Paper Co., Series 2008 A, 6.500% 09/01/32	2,000,000	2,034,180

Forest Products & Paper Total		12,426,297

Manufacturing – 0.3%
IL Will-Kankakee Regional Development Authority
Flanders Corp., Series 1997, AMT, 6.500% 12/15/17	550,000	506,391

KS Wichita Airport Authority
Cessna Citation Service Center, Series 2002 A, AMT, 6.250% 06/15/32	1,875,000	1,529,400

Manufacturing Total		2,035,791

Metals & Mining – 0.2%
VA Greensville County Industrial Development Authority
Wheeling-Pittsburgh Steel Corp., Series 1999 A, AMT, 7.000% 04/01/14	1,440,000	1,440,000

Metals & Mining Total		1,440,000

Oil & Gas – 1.8%
CA M-S-R Energy Authority
Series 2009, 6.500% 11/01/39	5,000,000	5,322,950

LA St. John Baptist Parish
Marathon Oil Corp., Series 2007 A, 5.125% 06/01/37	5,000,000	4,487,550

	Par ($)	Value ($)

NV Clark County Industrial Development Authority
Southwest Gas Corp., Series 2003 E, AMT, 5.800% 03/01/38 (e)	1,750,000	1,785,770

TX Gulf Coast Industrial Development Authority
Citgo Petroleum, Series 1998, AMT, 8.000% 04/01/28	875,000	869,032

Oil & Gas Total		12,465,302

Other Industrial Development Bonds – 0.4%
NJ Economic Development Authority
GMT Realty LLC, Series 2006 B, AMT, 6.875% 01/01/37	4,000,000	3,015,520

Other Industrial Development Bonds Total		3,015,520

Industrials Total		33,585,840

Other – 9.6%
Other – 1.0%
LA New Orleans Aviation Board
Series 2009 A, 6.500% 01/01/40	5,000,000	5,020,250

OR Warm Springs Reservation Confederated Tribes
Series 2009 B, 6.375% 11/01/33	2,410,000	2,393,106

Other Total		7,413,356

Pool/Bond Bank – 0.7%
OH Cleveland-Cuyahoga County Port Authority
Series 2005 B, 5.125% 05/15/25	690,000	569,588

OH Summit County Port Authority
Seville Project, Series 2005 A, 5.100% 05/15/25	415,000	341,578

PA Industrial Development Authority
Series 2008, 5.500% 07/01/23	2,355,000	2,575,475

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Other (continued)
SD Economic Development Finance Authority
Davis Family Sodak, Series 2004 4-A, AMT, 6.000% 04/01/29	1,400,000	1,430,324

Pool/Bond Bank Total		4,916,965

Refunded/Escrowed(i) – 5.9%
AL Camden Industrial Development Board
Weyerhaeuser Co., Series 2003 B, AMT, Pre-refunded 12/01/13, 6.375% 12/01/24	275,000	318,896

CA Golden State Tobacco Securitization Corp.
Series 2003 A-1, Pre-refunded 06/01/13, 6.750% 06/01/39	200,000	234,716

CA Lincoln Community Facilities District No. 2003-1
Series 2004, Pre-refunded 09/01/13: 5.750% 09/01/20	450,000	530,140
5.900% 09/01/24	445,000	526,626

CA Statewide Communities Development Authority
Eskaton Village—Grass Valley, Series 2000, Pre-refunded 11/15/10, 8.250% 11/15/31	1,640,000	1,761,196

CO Adams County
Series 1991 B: Escrowed to Maturity, 11.250% 09/01/11	220,000	258,225
Pre-refunded 09/01/10, 11.250% 09/01/11	360,000	385,823

CO Northwest Parkway Public Highway Authority
Series 2001 D, Pre-refunded 06/15/11, 7.125% 06/15/41	2,720,000	2,969,397

FL Capital Projects Finance Authority
Glenridge on Palmer Ranch, Series 2002 A, Pre-refunded 06/01/12, 8.000% 06/01/32	1,250,000	1,460,287

	Par ($)	Value ($)
FL Islands at Doral Southwest Community Development District
Series 2003, Pre-refunded 05/01/13, 6.375% 05/01/35	750,000	847,402

FL Orange County Health Facilities Authority
Orlando Regional Health Care System,
Series 2002, Pre-refunded 12/01/12, 5.750% 12/01/32	350,000	397,485
GA Municipal Electric Authority
Series 1991 V: Escrowed to Maturity, 6.600% 01/01/18	690,000	829,684
Pre-refunded 01/01/13, 6.600% 01/01/18	75,000	87,673

IA Finance Authority
Care Initiatives, Series 1996, Pre-refunded 07/01/11, 9.250% 07/01/25	420,000	479,871

IL Health Facilities Authority
Lutheran Senior Ministries, Series 2001 A, Pre-refunded 08/15/11, 7.375% 08/15/31	1,300,000	1,448,980

MA Development Finance Agency
Western New England College, Series 2002, Pre-refunded 12/01/12, 6.125% 12/01/32	300,000	343,431

MA Health & Educational Facilities Authority
Civic Investments, Inc., Series 2002 A, Pre-refunded 12/15/12, 9.000% 12/15/15	1,200,000	1,422,756
Milford-Whitinsville Regional Hospital,
Series 2002 D, Pre-refunded 07/15/12, 6.350% 07/15/32	1,715,000	1,951,876

MI Pontiac Tax Increment Finance Authority
Development Area No. 3, Series 2002, Pre-refunded 06/01/12, 6.375% 06/01/31	1,000,000	1,137,300

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Other (continued)
MN Carlton
Inter-Faith Social Services, Inc., Series 2000, Pre-refunded 04/01/10, 7.500% 04/01/19	220,000	225,969

NC Eastern Municipal Power Agency
Series 1991 A, Escrowed to Maturity, 6.500% 01/01/18	3,320,000	4,203,153

NH Health & Educational Facilities Authority
Catholic Medical Center, Series 2002 A, Pre-refunded 7/01/12, 6.125% 07/01/32	350,000	397,779

NH Industrial Development Authority
Pennichuck Water Works, Inc., Series 1988, AMT, Escrowed to Maturity, 7.500% 07/01/18	275,000	330,877

NJ Tobacco Settlement Financing Corp.
Series 2003, Pre-refunded 06/01/13, 6.750% 06/01/39	2,000,000	2,369,720

SC Jobs Economic Development Authority
Bon Secours Health System, Series 2002 A, Pre-refunded 11/15/12, 5.500% 11/15/23	485,000	545,751

SC Tobacco Settlement Revenue Management Authority
Series 2001 B, Pre-refunded 05/15/11, 6.375% 05/15/28	1,000,000	1,083,730

TX Houston Health Facilities Development Corp.
Buckingham Senior Living Community, Inc., Series 2004 A, Pre-refunded 02/15/14, 7.125% 02/15/34	1,000,000	1,221,830

TX Tyler Health Facilities Development Corp.
Mother Frances Hospital, Series 2001, Pre-refunded 07/01/12, 6.000% 07/01/31	750,000	834,862

	Par ($)	Value ($)
VA Tobacco Settlement Financing Corp.
Series 2005, Pre-refunded 06/01/15, 5.625% 06/01/37	10,000,000	11,769,300

WI Health & Educational Facilities Authority
Wheaton Franciscan Services, Series 2002, Pre-refunded 02/15/12, 5.750% 08/15/30	1,050,000	1,168,870

Refunded/Escrowed Total		41,543,605

Tobacco – 2.0%
CA Silicon Valley Tobacco Securitization Authority
Series 2007 A, (a) 06/01/36	3,000,000	302,970

IA Tobacco Settlement Authority
Series 2005 C, 5.625% 06/01/46	3,000,000	2,198,220
LA Tobacco Settlement Financing Corp.
Series 2001 B, 5.875% 05/15/39	1,000,000	919,670

MI Tobacco Settlement Finance Authority
Series 2007 A, 6.000% 06/01/48	5,000,000	3,829,800

NJ Tobacco Settlement Financing Corp.
Series 2007 1C, (a) 06/01/41	7,500,000	301,575

NY Nassau County Tobacco Settlement Corp.
Series 2006, (a) 06/01/60	25,000,000	256,000

OH Buckeye Tobacco Settlement Financing Authority
Series 2007 A-2: 5.750% 06/01/34	2,000,000	1,639,200
5.875% 06/01/47	2,100,000	1,583,316
6.000% 06/01/42	3,250,000	2,546,928

PR Commonwealth of Puerto Rico Children’s Trust Fund
Series 2005 B, (a) 05/15/55	25,000,000	456,500

Tobacco Total		14,034,179

Other Total		67,908,105

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Other Revenue – 2.3%
Hotels – 0.5%
MD Economic Development Corp.
Chesapeake Bay Conference Center,
Series 2006 A, 5.000% 12/01/31	2,250,000	1,431,112

NJ Middlesex County Improvement Authority
Heldrich Associates LLC: Series 2005 B, 6.250% 01/01/37	6,450,000	1,160,032
Series 2005 C, 8.750% 01/01/37	1,250,000	200,100
Series 2005 B, 6.125% 01/01/25	2,750,000	494,808

Hotels Total		3,286,052

Recreation – 1.8%
CA Agua Caliente Band Cahuilla Indians
Series 2003, 6.000% 07/01/18	2,000,000	1,942,580
CA Cabazon Band Mission Indians
Series 2004: 8.375% 10/01/15 (h)	355,000	233,409
8.750% 10/01/19 (h)	1,800,000	1,173,096

CT Mashantucket Western Pequot Tribe
Series 1999 B, (a) 09/01/15 (h)	2,000,000	823,200

CT Mohegan Tribe Gaming Authority
Series 2001, 6.250% 01/01/31 (h)	475,000	352,730

CT Mohegan Tribe of Indians
Series 2003, 5.250% 01/01/33	1,000,000	699,310

FL Seminole Indian Tribe
Series 2007, 5.500% 10/01/24 (h)	2,000,000	1,863,980

IL Finance Authority Sports Facility
Leafs Hockey Club Project, Series 2007 A, 6.000% 03/01/37 (c)	1,000,000	302,180

NY Liberty Development Corp.
National Sports Museum, Series 2006 A, 6.125% 02/15/19 (c)(h)	1,979,996	5,940

	Par ($)	Value ($)
OK Chickasaw Nation
Series 2007: 6.000% 12/01/25	1,030,000	1,043,411
6.250% 12/01/32 (h)	3,500,000	3,453,660

OR Cow Creek Band Umpqua Tribe of Indians
Series 2006 C, 5.625% 10/01/26 (h)	1,700,000	1,224,493

Recreation Total		13,117,989

Other Revenue Total		16,404,041

Resource Recovery – 1.2%
Resource Recovery – 1.2%
FL Lee County Solid Waste Systems
Series 2006 A, AMT, Insured: AMBAC 5.000% 10/01/17	2,010,000	2,009,598

MA Development Finance Agency
Covanta, Series 1999 A, AMT, 6.700% 12/01/14	375,000	378,476
MA Industrial Finance Agency
Covanta, Series 1998 A, AMT: 5.500% 12/01/13	500,000	474,625
5.600% 12/01/19	1,000,000	934,900

NY Niagara County Industrial Development Agency
Covanta, Series 2001 A, AMT, 5.450% 11/15/26 (11/15/12) (e)(f)	1,000,000	987,210

PA Economic Development Financing Authority
Series 2009, 6.250% 01/01/32	3,375,000	3,397,444

Resource Recovery Total		8,182,253

Resource Recovery Total		8,182,253

Tax-Backed – 17.9%
Local Appropriated – 1.2%
CA Richmond Joint Powers Financing Authority
Series 2009, Insured: AGMC 5.875% 08/01/37	3,500,000	3,503,605

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Tax-Backed (continued)
CA Southeast Resource Recovery Facilities Authority
Series 2003 B, AMT, Insured: AMBAC 5.375% 12/01/18	2,000,000	2,040,960

MO St. Louis Industrial Development Authority
St. Louis Convention Center, Series 2000, Insured: AMBAC (a) 07/15/18	3,000,000	1,720,290

SC Laurens County School District No. 55
Series 2005, 5.250% 12/01/30	1,300,000	1,205,035

Local Appropriated Total		8,469,890

Local General Obligations – 2.6%
CO Northwest Metropolitan District No. 3
Series 2005, 6.250% 12/01/35	1,000,000	692,950

CO Red Sky Ranch Metropolitan District
Series 2003, 6.050% 12/01/33	1,000,000	836,950
MI Detroit
Series 2009 C, 10.000% 10/01/10	5,000,000	5,000,000

MI Wayne
Series 2009 A, 6.750% 11/01/39	5,000,000	5,223,700

NY New York City
Series 2009 H1, 5.000% 03/01/13	5,000,000	5,537,650

TX Dallas County Flood Control District
Series 2002, 7.250% 04/01/32	1,000,000	1,041,800

Local General Obligations Total		18,333,050

Special Non-Property Tax – 3.3%
FL Miami-Dade
Series 2009, (a) 10/01/41	40,000,000	4,068,400

IL Bolingbrook
Sales Tax Revenue, Series 2005, 6.250% 01/01/24	1,500,000	809,280

	Par ($)	Value ($)
KS Wyandotte County
Series 2005 B, 5.000% 12/01/20	3,125,000	3,150,344
Series 2006, 4.875% 10/01/28	2,020,000	1,412,182

NJ Economic Development Authority
Cigarette Tax, Series 2004: 5.500% 06/15/31	315,000	290,071
5.750% 06/15/29	1,000,000	961,510
Louisville Arena Authority, Inc., Series 2008 A1, Insured: AGO 6.000% 12/01/38	1,150,000	1,238,803

NV Sparks Tourism Improvement District No. 1
Series 2008 A, 6.750% 06/15/28	3,000,000	2,500,650

PR Commonwealth of Puerto Rico Sales Tax Financing Corp.
Series 2009 B, 5.000% 08/01/39 (08/01/11) (e)(f)	5,000,000	5,242,300
VA Peninsula Town Center Community Development Authority
Series 2007, 6.450% 09/01/37	4,000,000	3,450,720

Special Non-Property Tax Total		23,124,260

Special Property Tax – 6.9%
CA Carson Improvement Bond Act 1915
Series 1992, 7.375% 09/02/22	110,000	109,671

CA Empire Union School District
Series 1987-1 A, Insured: AMBAC (a) 10/01/21	1,665,000	834,598

CA Huntington Beach Community Facilities District
Grand Coast Resort, Series 2001-1, 6.450% 09/01/31	1,250,000	1,170,425

CA Oakdale Public Financing Authority
Central City Redevelopment Project, Series 2004, 5.375% 06/01/33	2,000,000	1,686,800

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Tax-Backed (continued)
CA San Francisco City & County Redevelopment Agency
Series 2009 D, 6.625% 08/01/39	1,500,000	1,545,885

FL Ave Maria Stewardship Community District
Series 2006 A, 5.125% 05/01/38	3,480,000	2,449,781

FL Brandy Creek Community Development District
Series 2003 A, 6.350% 05/01/34	935,000	945,453

FL Celebration Community Development District
Series 2003 A, 6.400% 05/01/34	940,000	939,887

FL Channing Park Development District
Series 2007, 5.300% 05/01/38	1,000,000	545,950

FL Colonial Country Club Community Development District
Series 2003, 6.400% 05/01/33	700,000	717,164
FL Double Branch Community Development District
Series 2002 A, 6.700% 05/01/34	655,000	670,943

FL Lexington Oaks Community Development District
Series 2002 A, 6.700% 05/01/33	250,000	255,113

FL Middle Village Community Development District
Series 2004 A, 6.000% 05/01/35	2,000,000	1,653,960

FL Oakmont Grove Community Development District
Series 2007 A, 5.400% 05/01/38 (c)	1,200,000	478,248
Series 2007 B, 5.250% 05/01/12 (c)	1,000,000	399,750

FL Orlando
Conroy Road Interchange, Series 1998 A: 5.500% 05/01/10	60,000	60,007
5.800% 05/01/26	600,000	546,834

	Par ($)	Value ($)
FL Sarasota National Community Development District
Series 2003, 5.300% 05/01/39	4,000,000	2,038,960

FL Seven Oaks Community Development District II
Series 2004 A, 5.875% 05/01/35	465,000	256,652
Series 2004 B, 7.500% 05/01/16	3,890,000	3,485,090

FL Sweetwater Creek Community Development District
Series 2007 A, 5.500% 05/01/38	3,935,000	2,269,511

FL Tolomato Community Development District
Series 2007: 6.375% 05/01/17	2,000,000	1,773,560
6.650% 05/01/40	3,000,000	2,361,720

FL Waterset North Community Development District
Series 2007 A, 6.600% 05/01/39	2,000,000	1,201,840

FL West Villages Improvement District
Series 2006, 5.500% 05/01/37	1,700,000	764,677

FL Westchester Community Development District No. 1
Series 2003, 6.125% 05/01/35	800,000	566,408

FL Westridge Community Development District
Series 2005, 5.800% 05/01/37 (c)	2,650,000	1,076,986

GA Atlanta
Eastside Project, Series 2005 B, 5.600% 01/01/30	1,615,000	1,405,034

IL Annawan
Patriot Renewable Fuels LLC, Series 2007, 5.625% 01/01/18	3,975,000	3,070,250

IL Chicago
Pilsen Redevelopment, Series 2004 B, 6.750% 06/01/22	1,225,000	1,149,662

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Tax-Backed (continued)
IL Hillside
Series 2008, 7.000% 01/01/28	2,500,000	2,135,100

IL Plano Special Service Area No. 4
Lakewood Springs Project, Series 2005 5-B, 6.000% 03/01/35	2,978,000	2,432,520

IL Rosemont
River Road Hotel Partners Project, Series 2007, 5.100% 12/30/23	2,800,000	2,187,248

IL Volo Village Special Service Area No. 3
Symphony Meadows Project, Series 2006-1, 6.000% 03/01/36	1,996,000	1,262,031

IN City of Portage
Ameriplex Project, Series 2006, 5.000% 07/15/23	700,000	674,639

MO Fenton
Tax Increment Revenue, Series 2006, 4.500% 04/01/21	370,000	358,005
MO Kansas City Tax Increment Financing Commission
Maincor Project, Inc., Series 2007 A, 5.250% 03/01/18	1,000,000	928,940

MO Riverside
Tax Increment Revenue, Series 2004, 5.250% 05/01/20	1,275,000	1,286,105

OH Hickory Chase Community Authority
Series 2008, 7.000% 12/01/38	2,500,000	1,650,425

Special Property Tax Total		49,345,832

State Appropriated – 1.8%
CA Public Works Board
Series 2009, 6.375% 11/01/34	5,000,000	5,070,500

MI Municipal Bond Authority
Series 2009 D, 9.500% 08/20/10	6,000,000	5,996,520

	Par ($)	Value ($)
NY Triborough Bridge & Tunnel Authority
Javits Convention Center, Series 1990 E, 7.250% 01/01/10	350,000	350,000

PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A, LOC: Government Development Bank for Puerto Rico 5.750% 08/01/27 (02/01/12) (e)(f)	1,465,000	1,505,698

State Appropriated Total		12,922,718

State General Obligations – 2.1%
CA State
Series 2007, 5.000% 11/01/37	2,475,000	2,231,262

FL Board of Education
Series 2009, 5.000% 06/01/24	5,000,000	5,515,350

MD State
Series 2007, 5.000% 08/01/16	6,250,000	7,299,437

State General Obligations Total		15,046,049

Tax-Backed Total		127,241,799

Transportation – 5.8%
Air Transportation – 3.2%
CA Los Angeles Regional Airports Improvement Corp.
American Airlines, Inc., Series 2000 C, AMT, 7.500% 12/01/24	400,000	384,396

FL Capital Trust Agency
Air Cargo-Orlando, Series 2003, AMT, 6.750% 01/01/32	650,000	540,976

NC Charlotte/Douglas International Airport
US Airways, Inc., Series 1998, AMT, 5.600% 07/01/27	1,500,000	973,230

NJ Economic Development Authority
Continental Airlines, Inc.: Series 1999, AMT: 6.250% 09/15/19	1,000,000	921,310
6.250% 09/15/29	2,500,000	2,157,800
Series 2003, AMT, 9.000% 06/01/33	1,000,000	1,052,590

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Transportation (continued)
NY Industrial Development Agency
American Airlines, Inc., Series 2005, 7.625% 08/01/25	3,000,000	2,926,560

NY New York City Industrial Development Agency
American Airlines, Inc.: Series A, 8.000% 08/01/12	7,775,000	7,809,832
Series 2005, 8.000% 08/01/28	2,000,000	1,999,820

PA Philadelphia Authority for Industrial Development
Aero Philadelphia,
Series 1999, AMT, 5.500% 01/01/24	1,000,000	777,030

TX Dallas-Fort Worth International Airport
American Airlines, Inc.,
Series 2000 A, AMT, 9.000% 05/01/29	2,250,000	2,199,667
TX Houston Industrial Development Corp.
United Parcel Service,
Series 2002, AMT, 6.000% 03/01/23	900,000	750,582

Air Transportation Total		22,493,793

Airports – 0.5%
CA County of Sacramento
Series 2009 D, 6.000% 07/01/35	2,500,000	2,685,725

MO Branson Regional Airport Transportation Development District
Branson Airport LLC:
Series 2007 A, 6.000% 07/01/37	500,000	338,590
Series 2007 B, 6.000% 07/01/37	500,000	324,720

Airports Total		3,349,035

Toll Facilities – 2.0%
CA Foothill Eastern Transportation Corridor Agency
Series 1999, (a) 01/15/30	11,520,000	2,829,773

CO E-470 Public Highway Authority
Series 2000, Insured: NPFGC (a) 09/01/18	4,000,000	2,409,080

	Par ($)	Value ($)
DC Metropolitan WA Airports Authority
Series 2009, (a) 10/01/34	22,550,000	4,652,290

TX North Texas Tollway Authority
Series 2008 F, 5.750% 01/01/38	2,645,000	2,682,215
Series 2009 A, 6.250% 01/01/39	1,500,000	1,588,845

Toll Facilities Total		14,162,203

Transportation – 0.1%
NV Director of the Department of Business & Industry
Las Vegas Monorail Co, Series 2000, Insured: AMBAC 5.625% 01/01/34	3,000,000	822,930

Transportation Total		822,930

Transportation Total		40,827,961

Utilities – 7.4%
Independent Power Producers – 1.4%
NY Port Authority of New York & New Jersey
KIAC Partners, Series 1996 IV, AMT: 6.750% 10/01/11	1,600,000	1,600,352
6.750% 10/01/19	120,000	104,323

OR Western Generation Agency
Wauna Cogeneration, Series 2006 A, 5.000% 01/01/20	2,235,000	1,983,965

PA Economic Development Financing Authority
Colver Project, Series 2005, AMT, 5.125% 12/01/15	675,000	627,547
Northampton Generating, Series 1994 A, AMT, 6.500% 01/01/13	3,000,000	1,774,320

PR Commonwealth of Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Cogeneration Facilities
AES Project, Series 2000, AMT, 6.625% 06/01/26	3,820,000	3,852,776

Independent Power Producers Total		9,943,283

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Utilities (continued)
Investor Owned – 5.0%
AZ Maricopa County Pollution Control Corp.
El Paso Electric Co., Series 2009 B, 7.250% 04/01/40	3,600,000	4,032,144

CA Chula Vista Industrial Development Authority
San Diego Gas & Electric Co., Series 1996 B, AMT, 5.500% 12/01/21	1,275,000	1,313,951

HI Department of Budget & Finance
Hawaiian Electric Co., Series 2009, 6.500% 07/01/39	1,750,000	1,870,137

IL Development Finance Authority
Peoples Gas Light & Coke Co., Series 2003 E, AMT, Insured: AMBAC 4.875% 11/01/38 (11/01/18) (e)(f)	2,500,000	2,451,525
IN Jasper County Pollution Control Revenue
Northern Indiana Public Service Co., Series 1994 C, Insured: NPFGC 5.850% 04/01/19	1,000,000	1,084,760

IN Petersburg
Indianapolis Power & Light Co., Series 1991, 5.750% 08/01/21	1,000,000	1,016,140

LA Calcasieu Parish Industrial Development Board
Entergy Gulf States, Inc., Series 1999, 5.450% 07/01/10	270,000	270,068

LA West Feliciana Parish
Entergy Gulf States, Inc., Series 1999 B, 6.600% 09/01/28	135,000	135,088

NV Clark County Industrial Development Authority
Nevada Power Co., Series 1995 B, AMT, 5.900% 10/01/30	3,135,000	2,973,234

PA Economic Development Financing Authority
Allegheny Energy Specialty Co., Series 2009, 7.000% 07/15/39	4,000,000	4,312,800

	Par ($)	Value ($)
SC Berkeley County Pollution Control Facilities Authority
South Carolina Generating Co. Project, Series 2003, 4.875% 10/01/14	950,000	1,009,955

TX Brazos River Authority
TXU Energy Co., LLC: Series 2001 C, AMT, 5.750% 05/01/36 (11/01/11) (e)(f)	2,515,000	2,302,055
Series 2003 C, AMT, 6.750% 10/01/38	1,180,000	651,938

TX Matagorda County Navigation District No. 1
AEP Texas Project, Series 2005 A, Insured: AMBAC 4.400% 05/01/30	7,500,000	6,326,475

TX Sabine River Authority
TXU Energy Co., LLC, Series 2001 B, AMT, 5.750% 05/01/30 (11/01/11) (e)(f)	1,415,000	1,295,008

WY Campbell County
Black Hills Power, Inc., Series 2004, 5.350% 10/01/24	3,250,000	3,106,025

WY Converse County
PacifiCorp, Series 1988, 3.900% 01/01/14 (06/03/13) (e)(f)	1,500,000	1,557,990

Investor Owned Total		35,709,293

Municipal Electric – 0.2%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1998 NN, 5.500% 07/01/20	1,005,000	1,066,325

Municipal Electric Total		1,066,325

Water & Sewer – 0.8%
AZ Surprise Municipal Property Corp.
Series 2007, 4.900% 04/01/32	2,000,000	1,591,160
MS V Lakes Utility District
Series 1994, 7.000% 07/15/37 (07/15/24) (e)(f)	250,000	213,825

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Municipal Bonds (continued)

	Par ($)	Value ($)
Utilities (continued)
PA Dauphin County Industrial Development Authority
Dauphin Water Supply Co., Series 1992 A, AMT, 6.900% 06/01/24	3,200,000	3,715,264

Water & Sewer Total		5,520,249

Utilities Total		52,239,150

Total Municipal Bonds (cost of $750,632,648)		691,058,978

Investment Companies – 1.3%
	Shares
Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.150%)(j)(k)	4,513,541	4,513,541
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 0.120%)	4,621,686	4,621,686

Total Investment Companies (cost of $9,135,227)		9,135,227

Municipal Preferred Stocks – 0.4%
	Par ($)
Housing – 0.4%
Multi-Family – 0.4%
Centerline Equity Issuer Trust
AMT, 6.300% 05/15/19(h)	1,000,000	1,040,960
Series 2000, AMT, 7.600% 12/15/10(h)	1,500,000	1,554,255
MuniMae Trust
AMT, 5.800% 06/30/49(h)	1,000,000	653,530

Multi-Family Total		3,248,745

Housing Total		3,248,745

Total Municipal Preferred Stocks (cost of $3,500,000)		3,248,745

Short-Term Obligations – 0.1%

Variable Rate Demand Notes(l) – 0.1%
CO Educational & Cultural Facilities Authority
Jewish Community Center, Series 2006 D-1, LOC: JPMorgan Chase Bank 0.230% 07/01/36 (01/04/10)(f)	500,000	500,000

	Par ($)	Value ($)
NV Clark County School District
Series 2001 A, Insured: AGMC,
SPA: State Street Bank & Trust Co.
0.250% 06/15/21 (01/04/10)(f)	170,000	170,000

Variable Rate Demand Notes Total		670,000

Total Short-Term Obligations (cost of $670,000)		670,000

Total Investments – 99.3% (cost of $763,937,875)(n)		704,112,950

Other Assets & Liabilities, Net – 0.7%		4,839,987

Net Assets – 100.0%		708,952,937

Notes to Investment Portfolio:

(a)	Zero coupon bond.
(b)	Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At December 31, 2009, the value of these securities amounted to $3,361,999, which represents 0.5% of net assets.

Security	Acquisition Date	Acquisition Cost
CA Statewide Communities Development Authority, Crossroads School for Arts & Sciences, Series 1998,
6.000% 08/01/28	08/21/98	$265,000
6.000% 08/01/28	08/31/98	700,000
NC Durham Housing Authority, Magnolia Pointe Apartments, Series 2005, AMT,
5.650% 02/01/38	12/19/06	3,500,000

		$4,465,000

(c)	The issuer is in default of certain debt covenants. Income is not being accrued. At December 31, 2009, the value of these securities amounted to $5,837,019, which represents 0.8% of net assets.

(d)	The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At December 31, 2009, the value of this security represents less than 0.1% of net assets.

(e)	The interest rate shown on floating rate or variable rate securities reflects the rate at December 31, 2009.

(f)	Parenthetical date represents the next interest rate reset date for the security.

(g)	Security purchased on a delayed delivery basis.

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

(h)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, these securities, which are not illiquid except for the following, amounted to $12,805,757, which represents 1.8% of net assets.

Security	Acquisition Date	Par	Acquisition Cost	Market Value
Resolution Trust Corp. Pass-Through Certificates, Series 1993 A, 8.500% 12/01/16	11/12/93	$455,481	$463,388	$426,504
CA Cabazon Band Mission Indians, Series 2004: 8.375% 10/01/15 8.750% 10/01/19	10/08/04 10/08/04	355,000 1,800,000	550,000 1,950,000	233,409 1,173,096
OR Cow Creek Band Umpqua Tribe of Indians, Series 2006 C, 5.625% 10/01/26	06/15/06	1,700,000	1,700,000	1,224,493
NY Liberty Development Corp., National Sports Museum Series 2006 A, 6.125% 02/15/19	08/17/06	1,979,996	1,979,996	5,940
MuniMae Trust, AMT, 5.800% 06/30/49	10/19/04	1,000,000	1,000,000	653,530

				$3,716,972

(i)	The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(j)	Investments in affiliates during the six months ended December 31, 2009: Security name: Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.150%)

Shares as of 06/30/09:	10,025,800
Shares purchased:	95,137,541
Shares sold:	(100,649,800)
Shares as of 12/31/09:	4,513,541
Net realized gain (loss):	$—
Dividend income earned:	$14,741
Value at end of period:	$4,513,541

(k)	Money market mutual fund registered under the Investment Company Act of 1940, as amended and advised by Columbia Management Advisors, LLC.

(l)	Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at December 31, 2009.

(m)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2009, the value of this security amounted to $528,500, which represents 0.1% of net assets.

(n)	Cost for federal income tax purposes is $763,239,509.

The following table summarizes the inputs used, as of December 31, 2009, in valuing the Fund’s assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds
Education	$—	$37,266,410	$—	$37,266,410
Health Care	—	259,262,262	528,500	259,790,762
Housing	—	47,612,657	—	47,612,657
Industrials	—	33,585,840	—	33,585,840
Other	—	67,908,105	—	67,908,105
Other Revenue	—	16,404,041	—	16,404,041
Resource Recovery	—	8,182,253	—	8,182,253
Tax-Backed	—	127,241,799	—	127,241,799
Transportation	—	40,827,961	—	40,827,961
Utilities	—	52,239,150	—	52,239,150

Total Municipal Bonds	—	690,530,478	528,500	691,058,978

Total Investment Companies	9,135,227	—	—	9,135,227

Total Municipal Preferred Stocks	—	3,248,745	—	3,248,745

Total Short-Term Obligations	—	670,000	—	670,000

Total Investments	$9,135,227	$694,449,223	$528,500	$704,112,950

The following table reconciles asset balances for the six months ended December 31, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Secruities	Balance as of June 30, 2009	Accrued Discounts/ Premiums	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchase (Sales)	Net Transfers into (out of) Level 3	Balance as of December 31, 2009
Municipal Bonds
Health Care	$549,500	$—	$—	$9,000	$(30,000)	$—	$528,500

See Accompanying Notes to Financial Statements.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributed to securities owned at December 31, 2009, which were valued using significant unobservable inputs (Level 3) amounted to $9,000. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2009 the composition of the Fund by Revenue Source is as follows:

Revenue Source	% of Net Assets
Health Care	36.6
Tax-Backed	17.9
Utilities	7.4
Housing	7.1
Refunded/Escrowed	5.9
Transportation	5.8
Education	5.3
Industrials	4.7
Other Revenue	2.3
Tobacco	2.0
Resource Recovery	1.2
Other	1.0
Pool/Bond Bank	0.7

97.9
Investment Companies	1.3
Short-Term Obligations	0.1
Other Assets & Liabilities, Net	0.7

100.0

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.
AGO	Assured Guaranty Ltd.
AMBAC	Ambac Assurance Corp.
AMT	Alternative Minimum Tax
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
HFDC	Health Facility Development Corp.
LOC	Letter of Credit
NPFGC	National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

		($)
Assets	Unaffiliated investments, at cost	759,424,334
	Affiliated investments, at cost	4,513,541

	Total investments, at cost	763,937,875

	Unaffiliated investments, at value	699,599,409
	Affiliated investments, at value	4,513,541

	Total investments, at value	704,112,950
	Cash	477
	Receivable for:
	Fund shares sold	667,874
	Interest	11,583,638
	Trustees’ deferred compensation plan	55,447
	Prepaid expenses	19,986

	Total Assets	716,440,372

Liabilities	Payable for:
	Investments purchased on a delayed delivery basis	660,498
	Fund shares repurchased	3,689,968
	Distributions	2,705,858
	Investment advisory fee	240,537
	Administration fee	64,645
	Transfer agent fee	16,701
	Pricing and bookkeeping fees	9,356
	Custody fee	2,989
	Distribution and service fees	19,908
	Chief compliance officer expenses	152
	Trustees’ deferred compensation plan	55,447
	Other liabilities	21,376

	Total Liabilities	7,487,435

	Net Assets	708,952,937

Net Assets Consist of	Paid-in capital	838,858,700
	Undistributed net investment income	1,447,952
	Accumulated net realized loss	(71,528,790)
	Net unrealized depreciation on investments	(59,824,925)

	Net Assets	708,952,937

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities (continued) – Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Class A	Net assets	$69,027,523
	Shares outstanding	7,278,572
	Net asset value per share	$9.48	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($9.48/0.9525)	$9.95	(b)

Class B
	Net assets	$7,041,435
	Shares outstanding	742,500
	Net asset value and offering price per share	$9.48	(a)

Class C
	Net assets	$8,762,778
	Shares outstanding	924,007
	Net asset value and offering price per share	$9.48	(a)

Class Z
	Net assets	$624,121,201
	Shares outstanding	65,809,008
	Net asset value, offering and redemption price per share	$9.48

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia High Yield Municipal Fund

For the Six Months Ended December 31, 2009 (Unaudited)

		($)
Investment Income	Interest	20,861,151
	Dividends	10,655
	Dividends from affiliates	14,741

	Total Investment Income	20,886,547

Expenses	Investment advisory fee	1,367,021
	Administration fee	370,111
	Distribution fee:
	Class B	30,224
	Class C	33,942
	Service fee:
	Class A	65,878
	Class B	8,059
	Class C	9,050
	Transfer agent fee	148,840
	Pricing and bookkeeping fees	88,723
	Trustees’ fees	22,887
	Custody fee	11,079
	Chief compliance officer expenses	368
	Other expenses	137,114

	Total Expenses	2,293,296

	Fees waived by distributor – Class C	(6,793)
	Expense reductions	(2)

	Net Expenses	2,286,501

	Net Investment Income	18,600,046

Net Realized and Unrealized Gain (Loss) on Investments	Net realized loss on investments	(189,384)
	Net change in unrealized appreciation (depreciation) on investments	47,735,021

	Net Gain	47,545,637

	Net Increase Resulting from Operations	66,145,683

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia High Yield Municipal Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended December 31, 2009 ($)	Year Ended June 30, 2009 ($)
Operations	Net investment income	18,600,046	35,365,810
	Net realized loss on investments and futures contracts	(189,384)	(39,803,821)
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	47,735,021	(70,585,468)

	Net increase (decrease) resulting from operations	66,145,683	(75,023,479)

Distributions to Shareholders	From net investment income:
	Class A	(1,771,468)	(3,633,149)
	Class B	(187,820)	(466,244)
	Class C	(216,642)	(468,337)
	Class Z	(16,216,426)	(30,574,264)

	Total distributions to shareholders	(18,392,356)	(35,141,994)

	Net Capital Stock Transactions	86,543,903	(42,026,276)

	Total increase (decrease) in net assets	134,297,230	(152,191,749)

Net Assets	Beginning of period	574,655,707	726,847,456
	End of period	708,952,937	574,655,707
	Undistributed net investment income at end of period	1,447,952	1,240,262

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) – Capital Stock Activity

	Columbia High Yield Municipal Fund
	(Unaudited) Six Months Ended December 31, 2009		Year Ended June 30, 2009
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,091,340	10,122,797	1,077,239	9,324,226
Distributions reinvested	103,068	960,800	225,765	1,993,420
Redemptions	(652,745)	(6,053,185)	(1,794,935)	(15,859,796)

Net increase (decrease)	541,663	5,030,412	(491,931)	(4,542,150)

Class B
Subscriptions	10,106	94,435	185,475	1,578,364
Distributions reinvested	8,871	82,552	26,304	232,508
Redemptions	(231,684)	(2,159,651)	(414,186)	(3,688,094)

Net decrease	(212,707)	(1,982,664)	(202,407)	(1,877,222)

Class C
Subscriptions	108,267	1,004,906	218,827	1,900,642
Distributions reinvested	9,535	88,834	23,318	205,692
Redemptions	(143,162)	(1,348,635)	(367,569)	(3,276,441)

Net decrease	(25,360)	(254,895)	(125,424)	(1,170,107)

Class Z
Subscriptions	15,481,610	143,960,892	15,518,948	138,277,279
Distributions reinvested	259,301	2,414,502	575,053	5,081,922
Redemptions	(6,697,734)	(62,624,344)	(20,306,908)	(177,795,998)

Net increase (decrease)	9,043,177	83,751,050	(4,212,907)	(34,436,797)

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia High Yield Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended December 31, 2009		Year Ended June 30,
Class A Shares			2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$8.79		$10.32	$11.33		$11.25		$11.39		$10.96

Income from Investment Operations:
Net investment income (a)	0.25		0.53	0.52		0.51		0.52		0.54
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	0.69		(1.53)	(1.01)		0.08		(0.14)		0.43

Total from investment operations	0.94		(1.00)	(0.49)		0.59		0.38		0.97

Less Distributions to Shareholders:
From net investment income	(0.25)		(0.53)	(0.52)		(0.51)		(0.52)		(0.54)

Net Asset Value, End of Period	$9.48		$8.79	$10.32		$11.33		$11.25		$11.39
Total return (b)	10.80	%(c)	(9.60)%	(4.39)%		5.23%		3.39	%(d)	9.00%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (e)	0.84	%(f)	0.90%	0.90%		0.88%		0.85%		0.87%
Interest expense and fees	—		—	0.05	%(g)	0.07	%(g)	0.07	%(g)	0.06	%(g)
Net expenses (e)	0.84	%(f)	0.90%	0.95%		0.95%		0.92%		0.93%
Waiver/Reimbursement	—		—	—		—		—	%(h)	—
Net investment income (e)	5.44	%(f)	5.90%	4.84%		4.43%		4.60%		4.79%
Portfolio turnover rate	11	%(c)	26%	32%		27%		13%		7%
Net assets, end of period (000s)	$69,028		$59,189	$74,593		$89,977		$90,151		$91,470

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)	Not annualized.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

(g)	Interest expense and fees relate to the Fund’s liability with respect to floating-rate notes held in conjunction with investments in inverse floating rate obligations.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia High Yield Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended December 31, 2009		Year Ended June 30,
Class B Shares			2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$8.79		$10.32	$11.33		$11.25		$11.39		$10.96

Income from Investment Operations:
Net investment income (a)	0.22		0.46	0.44		0.42		0.43		0.46
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	0.69		(1.53)	(1.01)		0.08		(0.14)		0.42

Total from investment operations	0.91		(1.07)	(0.57)		0.50		0.29		0.88

Less Distributions to Shareholders:
From net investment income	(0.22)		(0.46)	(0.44)		(0.42)		(0.43)		(0.45)

Net Asset Value, End of Period	$9.48		$8.79	$10.32		$11.33		$11.25		$11.39
Total return (b)	10.39	%(c)	(10.27)%	(5.10)%		4.45%		2.62	%(d)	8.19%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (e)	1.59	%(f)	1.65%	1.65%		1.63%		1.60%		1.62%
Interest expense and fees	—		—	0.05	%(g)	0.07	%(g)	0.07	%(g)	0.06	%(g)
Net expenses (e)	1.59	%(f)	1.65%	1.70%		1.70%		1.67%		1.68%
Waiver/Reimbursement	—		—	—		—		—	%(h)	—
Net investment income (e)	4.73	%(f)	5.13%	4.09%		3.68%		3.85%		4.04%
Portfolio turnover rate	11	%(c)	26%	32%		27%		13%		7%
Net assets, end of period (000s)	$7,041		$8,392	$11,945		$17,407		$24,735		$32,824

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)	Not annualized.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

(g)	Interest expense and fees relate to the Fund’s liability with respect to floating-rate notes held in conjunction with investments in inverse floating rate obligations.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia High Yield Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended December 31, 2009		Year Ended June 30,
Class C Shares			2009	2008		2007		2006		2005
Net Asset Value, Beginning of Period	$8.79		$10.32	$11.33		$11.25		$11.39		$10.96

Income from Investment Operations:
Net investment income (a)	0.23		0.48	0.46		0.44		0.45		0.47
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	0.68		(1.54)	(1.01)		0.08		(0.14)		0.43

Total from investment operations	0.91		(1.06)	(0.55)		0.52		0.31		0.90

Less Distributions to Shareholders:
From net investment income	(0.22)		(0.47)	(0.46)		(0.44)		(0.45)		(0.47)

Net Asset Value, End of Period	$9.48		$8.79	$10.32		$11.33		$11.25		$11.39
Total return (b)(c)	10.47	%(d)	(10.14)%	(4.96)%		4.61%		2.77%		8.35%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (e)	1.44	%(f)	1.50%	1.50%		1.48%		1.45%		1.47%
Interest expense and fees	—		—	0.05	%(g)	0.07	%(g)	0.07	%(g)	0.06	%(g)
Net expenses (e)	1.44	%(f)	1.50%	1.55%		1.55%		1.52%		1.53%
Waiver/Reimbursement	0.15	%(f)	0.15%	0.15%		0.15%		0.15%		0.15%
Net investment income (e)	4.85	%(f)	5.29%	4.24%		3.82%		3.99%		4.19%
Portfolio turnover rate	11	%(d)	26%	32%		27%		13%		7%
Net assets, end of period (000s)	$8,763		$8,341	$11,090		$14,134		$14,727		$13,593

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)	Not annualized.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

(g)	Interest expense and fees relate to the Fund’s liability with respect to floating-rate notes held in conjunction with investments in inverse floating rate obligations.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia High Yield Municipal Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended December 31, 2009		Year Ended June 30,
Class Z Shares			2009		2008		2007		2006		2005
Net Asset Value, Beginning of Period	$8.79		$10.32		$11.33		$11.25		$11.39		$10.96

Income from Investment Operations:
Net investment income (a)	0.26		0.55		0.54		0.53		0.54		0.56
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	0.69		(1.54)		(1.01)		0.08		(0.14)		0.43

Total from investment operations	0.95		(0.99)		(0.47)		0.61		0.40		0.99

Less Distributions to Shareholders:
From net investment income	(0.26)		(0.54)		(0.54)		(0.53)		(0.54)		(0.56)

Net Asset Value, End of Period	$9.48		$8.79		$10.32		$11.33		$11.25		$11.39
Total return (b)	10.91	%(c)	(9.42	) %	(4.20)%		5.44%		3.59	%(d)	9.22%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (e)	0.64	%(f)	0.70%		0.70%		0.68%		0.65%		0.67%
Interest expense and fees	—		—		0.05	%(g)	0.07	%(g)	0.07	%(g)	0.06	%(g)
Net expenses (e)	0.64	%(f)	0.70%		0.75%		0.75%		0.72%		0.73%
Waiver/Reimbursement	—		—		—		—		—	%(h)	—
Net investment income (e)	5.63	%(f)	6.07%		5.03%		4.63%		4.80%		4.99%
Portfolio turnover rate	11	%(c)	26%		32%		27%		13%		7%
Net assets, end of period (000s)	$624,121		$498,734		$629,219		$698,454		$576,355		$447,945

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Total return at net asset value assuming all distributions reinvested.

(c)	Not annualized.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01%.

(f)	Annualized.

(g)	Interest expense and fees relate to the Fund’s liability with respect to floating-rate notes held in conjunction with investments in inverse floating rate obligations.

(h)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Note 1. Organization

Columbia High Yield Municipal Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. The Fund no longer accepts investments from new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through February 19, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

■	Level 1 — quoted prices in active markets for identical securities

■	Level 2 — prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

■

Level 3 — prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management’s own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended June 30, 2009 was as follows:

Tax-Exempt Income	$34,890,769
Ordinary Income*	251,225

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$20,856,516
Unrealized depreciation	(79,983,075)
Net unrealized depreciation	$(59,126,559)

The following capital loss carryforwards, determined as of June 30, 2009, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2010	$1,780,434
2011	697,947
2012	1,587,432
2013	5,621,572
2014	466,991
2015	1,471,699
2016	5,694,295
2017	17,741,445

Total	$35,061,815

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 million	0.450%
$100 million to $200 million	0.425%
Over $200 million	0.400%

For the six month period ended December 31, 2009, the Fund’s annualized effective investment advisory fee rate was 0.41% of the Fund’s average daily net assets.

Bank of America, N.A., an indirect parent company of Columbia, entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction (“Transaction”) includes the sale of the

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 million	0.150%
$100 million to $200 million	0.125%
Over $200 million	0.100%

For the six month period ended December 31, 2009, the Fund’s annualized effective administration fee rate was 0.11% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank and Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account (“IRA”) trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of up to $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the six month period ended December 31, 2009, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended December 31, 2009, the Distributor has retained net underwriting discounts of $4,856 on sales of the Fund’s Class A shares and received net CDSC fees of $2,551 and $2,680 on Class B and Class C share redemptions, respectively.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

The Fund has adopted distribution and shareholder servicing plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C shares, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Payments under the Plans, which are calculated daily and paid monthly, are based on the average daily net assets of the applicable class of the Fund at the following annual rates:

Distribution Fee		Service Fee
Class B	Class C	Class A	Class B	Class C
0.75%	0.75%	0.20%	0.20%	0.20%

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fees do not exceed 0.80% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Fee Waivers and Expense Reimbursements

Columbia has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.65% of the Fund’s average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Other

The Fund may make daily investments of cash balances in Columbia Tax-Exempt Reserves, an affiliated open-ended investment company pursuant to an exemptive order received from the Securities and Exchange Commission. As an investing Fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Tax-Exempt Reserves.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the six month period ended December 31, 2009, these custody credits reduced total expenses by $2 for the Fund.

Note 6. Portfolio Information

For the six month period ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Fund were $161,663,420 and $70,160,999, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund’s borrowing limit set forth in the Fund’s registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

Prior to October 15, 2009, interest was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the six month period ended December 31, 2009, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of December 31, 2009, 72.2% of the Fund’s shares outstanding were beneficially owned by two participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. As of December 31, 2009, no other shareholders owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Geographic Concentration Risk

The Fund had greater than 5% of its total net assets at December 31, 2009, invested in debt obligations issued by each of California (6.5%), Florida (11.6%), Illinois (6.8%), Michigan (6.3%) and Texas (6.5%) and their political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of these states’ municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At December 31, 2009, there were no private insurers who insured greater than 5% of the total investments of the Fund.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the “Columbia Group”) are subject to a settlement agreement with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and a settlement order with the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to make certain

Columbia High Yield Municipal Fund

December 31, 2009 (Unaudited)

disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ‘‘MDL’’). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the “Distributor”), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the “CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Board Consideration and Approval of Investment Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds’ investment adviser, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia High Yield Municipal Fund’s performance was in the second quintile (where the best performance would be in the first quintile) for the one-year period and in the third quintile for the three-, five- and ten-year periods, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia High Yield Municipal Fund’s total expenses and actual management fees were in the fourth quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM: REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, LLC, and Columbia Management Distributors, Inc. November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC (“CMA”) and Columbia Management Distributors, Inc.1 (“CMDI”) agreed to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and, together with some or all of such funds, the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees … to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees … using … an annual independent written evaluation prepared by or under the direction of … the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report

[1]	CMA and CMDI are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

[2]

I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.	Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.	The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.	The Atlantic equity Funds’ overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.	The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a “filtered universe”) lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.	A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.	The Funds’ management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.	The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.	The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.	The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the “Nations Funds”). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees’ Advisory Contract Review Process

14.	The Trustees’ evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.	CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG’s analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.	An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds’ management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

18.	The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.	CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.	In 2008, CMG’s pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.	CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a “Review Fund”) to include criteria that focus exclusively on performance. The Trustees’ supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG’s own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)	Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)	Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG’s management of these Funds.

4)	Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)

Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

d.	Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)	Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion — that Fund management fee breakpoints compared favorably with competitive fee rates — was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund’s contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)	Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year’s profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year’s practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)	Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)	Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)

Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year.

This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

Respectfully Submitted,

Steven E. Asher

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Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia High Yield Municipal Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about a fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

One Financial Center

Boston, MA 02111-2621

Columbia High Yield Municipal Fund

Semiannual Report, December 31, 2009

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/30228-1209 (02/10) 10/102772

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	February 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	February 19, 2010

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	February 19, 2010